Exhibit 10.7

Securities Purchase Agreement

This Securities Purchase Agreement, dated as of February 21, 2014 (this “Agreement”), is entered into by and between Brazil Minerals, Inc., a Nevada corporation (the “Company”), and St George Investments LLC, an Illinois limited liability company, its successors and/or assigns (“Buyer”).

RECITALS:

A.           The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or Section 4(2) of the 1933 Act.

B.           The Buyer wishes to acquire from the Company, and the Company desires to issue and sell to the Buyer, the Note (as defined below), which Note will be convertible into shares of common stock of the Company, par value $0.001 per share (the “Common Stock”), upon the terms and subject to the conditions of the Note, this Agreement and the other Transaction Documents (as defined below).

AGREEMENT:

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          CERTAIN DEFINITIONS. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

“Affiliate” means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

“Buyer’s Counsel” means Hansen Black Anderson Ashcraft PLLC.

“Buyer Control Person” means each manager, executive officer, promoter, and such other Persons as may be deemed in control of the Buyer pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

“Certificate of Incorporation” means the certificate of incorporation, articles of incorporation or other charter document (howsoever denominated) of the Company, as amended to date.

“Closing Date” means the date of the closing of the purchase and sale of the Securities.

“Company Control Person” means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

“Company Counsel” means the Company’s securities or corporate counsel from time to time.

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“Company’s SEC Documents” means the Company’s filings on the SEC’s EDGAR system.

“Conversion Date” means the date a Holder submits a Conversion Notice, as provided in the Note.

“Conversion Notice” has the meaning ascribed to it in the Note.

“Conversion Price” has the meaning ascribed to it in the Note.

“Conversion Shares” has the meaning ascribed to it in the Note.

“Delivery Date” means the date that Conversion Shares are required to be delivered to Holder under Section 3 or Section 8 of the Note, as applicable.

“DTC” means the Depository Trust Company.

“DTC/FAST Program” means DTC’s Fast Automated Securities Transfer Program.

“DWAC” means Deposit Withdrawal at Custodian as defined by DTC.

“DWAC Eligible Conditions” means that (i) the Common Stock is eligible at DTC for full services pursuant to DTC’s Operational Arrangements, including, without limitation, transfer through DTC’s DWAC system, (ii) the Company has been approved (without revocation) by the DTC’s underwriting department, and (iii) the Transfer Agent is approved as an agent in the DTC/FAST Program, (iv) after the date which is six months after the date of the Note, the Conversion Shares are otherwise eligible for delivery via DWAC; and (v) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

“Holder” means the Person holding the relevant Securities at the relevant time.

“Last Audited Date” means December 31, 2012.

“Market Price” has the meaning ascribed to it in the Note.

“Material Adverse Effect” means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (a) adversely affect the legality, validity or enforceability of the Note or any of the other Transaction Documents, (b) have or result in a material adverse effect on the results of operations, assets, or financial condition of the Company and its Subsidiaries, taken as a whole, or (c) adversely impair the Company’s ability to perform fully on a timely basis its material obligations under any of the Transaction Documents or the transactions contemplated thereby.

“Maturity Date” has the meaning ascribed to it in the Note.

“Outstanding Balance” has the meaning ascribed to it in the Note.

“Permitted Liens” means (a) any Lien (as defined herein) for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (b) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, and (c) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings.

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“Person” means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

“Principal Trading Market” means (a) the NYSE Amex, (b) the New York Stock Exchange, (c) the Nasdaq Global Market, (d) the Nasdaq Capital Market, (e) the OTC Bulletin Board, (f) the OTCQX or OTCQB, or (g) such other market on which the Common Stock is principally traded at the relevant time, but shall not include OTC Pink (a.k.a., “pink sheets”).

“Purchase Price” is defined in Section 2.1(a) hereof.

“Registration Statement” means a registration statement of the Company under the 1933 Act covering securities of the Company (including Common Stock) on Form S-3, if the Company is then eligible to file using such form, and if not eligible, on Form S-1 or other appropriate form.

“Rule 144” means (a) Rule 144 promulgated under the 1933 Act or (b) any other similar rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration under the 1933 Act.

“Securities” means the Note and the Shares.

“Shares” means the shares of Common Stock representing any or all of the Conversion Shares.

“State of Incorporation” means Nevada.

“Subsidiary” or “Subsidiaries” means, as of the relevant date, any entity or entities of which 50% or more of the voting securities are owned by the Company or any Subsidiary of the Company (whether or not included in the Company’s SEC Documents) whether now existing or hereafter acquired or created.

“Trading Day” means any day during which the Principal Trading Market shall be open for business.

“Transaction Documents” means this Agreement, the Note, the Transfer Agent Letter (defined below), and all other certificates (including, without limitation, the Secretary’s Certificate (defined below), documents, agreements, resolutions and instruments delivered to any party under or in connection with this Agreement, as the same may be amended from time to time.

“Transfer Agent” means, at any time, the transfer agent for the Common Stock.

“Wire Instructions” means the wire instructions for the Purchase Price, as provided by the Company, set forth on ANNEX I.

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2.          AGREEMENT TO PURCHASE; PURCHASE PRICE.

2.1.          Purchase.

(a)          Subject to the terms and conditions of this Agreement and the other Transaction Documents, the undersigned Buyer hereby agrees to purchase from the Company a Convertible Promissory Note in the principal amount of $222,500.00 substantially in the form attached hereto as ANNEX II (the “Note”). In consideration thereof, the Buyer shall pay $200,000.00 (the “Purchase Price”) to the Company. The Purchase Price shall be paid to the Company at Closing (defined below) in accordance with the Wire Instructions.

(b)          In consideration for the Purchase Price, the Company shall, at the Closing (defined below):

(i)          execute and deliver to the Transfer Agent, and the Transfer Agent shall execute to indicate its acceptance thereof, the irrevocable letter of instructions to transfer agent substantially in the form attached hereto as ANNEX III (the “Transfer Agent Letter”);

(ii)         cause to be executed and delivered to the Buyer a fully executed secretary’s certificate and written consent of directors evidencing the Company’s approval of the Transaction Documents substantially in the forms attached hereto as ANNEX IV (together, the “Secretary’s Certificate”); and

(iii)        cause to be executed and delivered to the Buyer a fully executed share issuance resolution to be delivered to the Transfer Agent substantially in the form attached hereto as ANNEX V (the “Share Issuance Resolution”).

(c)          At the Closing, the Buyer shall deliver to the Company the Purchase Price.

2.2.          Form of Payment; Delivery of Securities. The purchase and sale of the Securities shall take place at a closing (the “Closing”) to be held at the offices of the Buyer, or such other place as agreed to by the parties on the Closing Date. At the Closing, the Company will deliver the Transaction Documents to the Buyer against delivery by the Buyer to the Company of the Purchase Price.

2.3.          Purchase Price. The Note carries an original issue discount of $20,000.00 (the “OID”). In addition, the Company agrees to pay $5,000.00 to the Buyer to cover the Buyer’s legal fees, accounting costs, due diligence, monitoring and other transaction costs incurred in connection with the purchase and sale of the Securities (the “Transaction Expense Amount”), $2,500.00 of which has been previously paid to the Buyer and the remaining $2,500.00 of which is included in the initial principal balance of the Note (the “Carried Transaction Expense Amount”). The Purchase Price, therefore, shall be $200,000.00, computed as follows: $222,500.00 original principal balance, less the OID, less the Carried Transaction Expense Amount.

3.          BUYER REPRESENTATIONS AND WARRANTIES. The Buyer represents and warrants to, and covenants and agrees with, the Company, as of the date hereof and as of the Closing Date, as follows:

3.1.          Binding Obligation. The Transaction Documents to which the Buyer is a party, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Buyer. This Agreement has been executed and delivered by the Buyer, and this Agreement is, and each of the other Transaction Documents to which the Buyer is a party, when executed and delivered by the Buyer (if necessary), will be valid and binding obligations of the Buyer enforceable in accordance with their respective terms, subject as to enforceability only to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

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3.2.          Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Regulation D.

4.          COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Buyer as of the date hereof and as of the Closing Date that:

4.1.          Rights of Others Affecting the Transactions. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Securities. No other party has a currently exercisable right of first refusal which would be applicable to any or all of the transactions contemplated by the Transaction Documents.

4.2.          Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect. The Company is obligated to file reports pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Company has not taken and will not take any action designed to terminate or suspend its obligations to file periodic reports under the 1934 Act, nor has the Company received any notification that the SEC is contemplating terminating or suspending such obligation. The Common Stock is quoted on the Principal Trading Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation. The Company has not, in the twelve (12) months preceding the date hereof, received notice from the Principal Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Principal Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

4.3.          Authorized Shares.

(a)          The authorized capital stock of the Company consists of 10,000,000 shares of preferred stock, $0.001 par value per share, of which approximately 1 share is outstanding, and 150,000,000 shares of Common Stock, $0.001 par value per share, of which approximately 70,963,434 are outstanding. Of the outstanding shares of Common Stock, approximately 37,922,115 shares are beneficially owned by Affiliates of the Company. Of the authorized shares of Common Stock that are not currently outstanding, approximately 2,800,000 of such shares are reserved.

(b)          Other than as set forth in the Company’s SEC Documents, there are no outstanding securities which are convertible into or exchangeable for shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future.

(c)          All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. After considering all other commitments that may require the issuance of Common Stock, the Company has sufficient authorized and unissued shares of Common Stock as may be necessary to effect the issuance of the Shares on the Closing Date, were the Note issued and fully converted on that date.

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(d)          The Shares have been duly authorized by all necessary corporate action on the part of the Company as of or prior to the Closing in accordance with the terms of this Agreement, and, when issued on conversion of, or in payment of interest on the Note in accordance with the terms thereof, will have been duly and validly issued, fully paid and non-assessable, free from all taxes, liens, claims, pledges, mortgages, restrictions, obligations, security interests and encumbrances of any kind, nature and description, and will not subject the Holder thereof to personal liability by reason of being a Holder.

(e)          The Conversion Shares, will upon issuance be validly issued, fully paid and non-assessable and the Company presently has no claims or defenses of any nature whatsoever with respect to the Conversion Shares.

4.4.          Transaction Documents and Stock. This Agreement and each of the other Transaction Documents, and the transactions contemplated hereby and thereby, have been duly and validly authorized by the Company. This Agreement has been duly executed and delivered by the Company and this Agreement is, and the Note, and each of the other Transaction Documents, when executed and delivered by the Company, will be, valid and binding obligations of the Company enforceable in accordance with their respective terms, subject as to enforceability only to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally.

4.5.          Non-contravention. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company, the issuance of the Securities in accordance with the terms hereof and thereof, and the consummation by the Company of the other transactions contemplated by this Agreement, the Note, and the other Transaction Documents do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (a) the Certificate of Incorporation or bylaws of the Company, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (c) to the Company’s knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of the Company’s properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

4.6.          Approvals. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Buyer as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

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4.7.          Filings; Financial Statements. None of the Company’s SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the 1934 Act on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension. As of their respective dates, the financial statements of the Company included in the Company’s SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto, or (b) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the Company’s SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

4.8.          Absence of Certain Changes. Since the Last Audited Date, there has been no Material Adverse Effect. Since the Last Audited Date, the Company has not (a) incurred or become subject to any material liabilities (absolute or contingent), except liabilities incurred in the ordinary course of business consistent with past practices; (b) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (c) declared or made any payment or distribution of cash or other property to stockholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (d) sold, assigned or transferred any other material tangible assets, or canceled any material debts owed to the Company by any third party or material claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (e) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (f) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or (g) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

4.9.          Full Disclosure. There is no fact known to the Company or that the Company should know after having made all reasonable inquiries (other than conditions known to the public generally or as disclosed in the Company’s SEC Documents since the Last Audited Date) that has not been disclosed in writing to the Buyer that would reasonably be expected to have or result in a Material Adverse Effect.

4.10.         Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Documents. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which the Company or any of its properties is bound, that involve the transactions contemplated herein or that, alone or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

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4.11.         Absence of Events of Default. Neither the Company nor any of its Subsidiaries is in violation of or in default with respect to (a) its Certificate of Incorporation or bylaws or other organizational documents, each as currently in effect, or any material judgment, order, writ, decree, statute, rule or regulation applicable to such entity; or (b) any material mortgage, indenture, agreement, instrument or contract to which such entity is a party or by which it or any of its properties or assets are bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), except such breach or default which would not have or result in a Material Adverse Effect.

4.12.         Absence of Certain Company Control Person Actions or Events. None of the following has occurred during the past five (5) years with respect to a Company Control Person:

(a)          A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he or she was a general partner at or within two (2) years before the time of such filing, or any corporation or business association of which he or she was an executive officer at or within two (2) years before the time of such filing;

(b)          Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(c)          Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him or her from, or otherwise limiting, the following activities:

(i)          acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission (“CFTC”) or engaging in or continuing any conduct or practice in connection with such activity;

(ii)         engaging in any type of business practice; or

(iii)        engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)          Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than sixty (60) calendar days the right of such Company Control Person to engage in any activity described in Section 4.12(c) above, or to be associated with Persons engaged in any such activity; or

(e)          Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

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4.13.         No Undisclosed Liabilities or Events. The Company has no liabilities or obligations other than those disclosed in the Transaction Documents or the Company’s most recently filed SEC Documents (Form 10-K or 10-Q) or those incurred in the ordinary course of the Company’s business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstance has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable laws, rules or regulations, requires public disclosure or announcement prior to the date hereof by the Company, but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (a) change the Certificate of Incorporation or bylaws of the Company, each as currently in effect, with or without stockholder approval, which change would reduce or otherwise adversely affect the rights and powers of the stockholders of the Common Stock, or (b) materially or substantially change the business, assets or capital of the Company, including its interests in Subsidiaries.

4.14.         No Integrated Offering. Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, made any offer or sale of any security of the Company or solicited any offer to buy any such security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

4.15.         Dilution. Each of the Company and its executive officers and directors is aware that the number of shares of Common Stock issuable upon the execution of this Agreement, the conversion of the Note, or pursuant to the other terms of the Transaction Documents may have a dilutive effect on the ownership interests of the other stockholders (and Persons having the right to become stockholders) of the Company. The Company specifically acknowledges that its obligation to issue the Conversion Shares upon a conversion of the Note is binding upon the Company and enforceable regardless of the dilution such issuance may have on the ownership interests of other stockholders of the Company, and the Company will honor such obligation, including honoring every Conversion Notice, unless the Company is subject to an injunction (which injunction was not sought by the Company or any of its directors or executive officers) prohibiting the Company from doing so.

4.16.         Fees to Brokers, Placement Agents and Others. With respect to any brokerage commissions, placement agent or finder’s fees or similar payments that will or would become due and owing by the Company to any Person as a result of this Agreement or the transactions contemplated hereby (“Broker Fees”), any such Broker Fees will be made in full compliance with all applicable laws and regulations and only to a Person that is a registered investment adviser or registered broker-dealer. The Buyer shall have no obligation with respect to any such Broker Fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this subsection that may be due in connection with the transactions contemplated hereby. The Company shall indemnify and hold harmless each of the Buyer, the Buyer’s employees, officers, directors, stockholders, managers, agents, and partners, and their respective Affiliates, from and against all claims, losses, damages, costs (including the costs of preparation and attorneys’ fees) and expenses suffered in respect of any such claimed or existing fees.

4.17.         Disclosure. All information relating to or concerning the Company or its Subsidiaries set forth in the Transaction Documents or in the Company’s SEC Documents or other public filings provided by or on behalf of the Company to the Buyer is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or exists with respect to the Company or its Subsidiaries or any of their business, properties, prospects, operations or financial conditions, which under applicable laws, rules or regulations, requires public disclosure or announcement by the Company or any such Subsidiary.

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4.18.         Confirmation. The Company agrees that, if, to the knowledge of the Company, any events occur or circumstances exist prior to the payment of the Purchase Price by the Buyer to the Company which would make any of the Company’s representations or warranties set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Buyer in writing prior to such date of such events or circumstances, specifying which representations or warranties are affected and the reasons therefor.

4.19.         Title. The Company and the Subsidiaries, if applicable, own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties, subject to no liens, claims or encumbrances, except as have been disclosed to the Buyer.

4.20.         Intellectual Property.

(a)          Ownership. The Company owns or possesses or can obtain on commercially reasonable terms sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses (software or otherwise), information, know-how, inventions, discoveries, published and unpublished works of authorship, processes and any and all other proprietary rights (“Intellectual Property”) necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. Except for agreements with its own employees or consultants, standard end-user license agreements, support/maintenance agreements and agreements entered in the ordinary course of the Company’s business, all of which have been made available for review by the Buyer, there are no outstanding options, licenses or agreements relating to the Intellectual Property of the Company, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity. The Company has not received any written communication alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the Intellectual Property of any other person or entity, nor is the Company aware of any basis therefor. The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Intellectual Property with respect to the use thereof in connection with the present conduct of its business other than in the ordinary course of its business. There are no agreements, understandings, instruments, contracts, judgments, orders or decrees to which the Company is a party or by which it is bound which involve indemnification by the Company with respect to infringements of Intellectual Property, other than in the ordinary course of its business.

(b)          No Breach by Employees. The Company is not aware that any of its employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with the use of his or her efforts to promote the interests of the Company or that would conflict with the Company’s business as presently conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as presently conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated. The Company does not believe it is or will be necessary to use any inventions of any of its employees made prior to their employment by the Company of which it is aware.

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4.21.         Environmental Matters.

(a)          No Violation. There are, to the Company’s knowledge, with respect to the Company or any of its Subsidiaries or any predecessor of the Company, no past or present violations of Environmental Laws (as defined below), releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 or similar federal, state, local or foreign laws and neither the Company nor any of its Subsidiaries has received any notice with respect to any of the foregoing, nor is any action pending or, to the Company’s knowledge, threatened in connection with any of the foregoing. The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(b)          No Hazardous Materials. Other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its Subsidiaries during the period the property was owned, leased or used by the Company or any of its Subsidiaries, except in the normal course of the Company’s or any of its Subsidiaries’ business.

(c)          No Storage Tanks. There are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its Subsidiaries that are not in compliance with applicable law.

5.          CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

5.1.          Covenants and Acknowledgements of the Buyer.

(a)          Transfer Restrictions. The Buyer acknowledges that (i) the Securities have not been and are not being registered under the provisions of the 1933 Act and may not be transferred unless (A) subsequently registered thereunder, or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from registration under the 1933 Act; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of such Rule and further, if such Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except as otherwise provided herein, neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.

(b)          Restrictive Legend. The Buyer acknowledges and agrees that, until such time as the relevant Securities have been registered under the 1933 Act, and may be sold in accordance with an effective Registration Statement, or until such Securities can otherwise be sold without restriction, whichever is earlier, the certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

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THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

5.2.          Covenants, Acknowledgements and Agreements of the Company. As a condition to the Buyer’s obligation to purchase the Securities contemplated by this Agreement, and as a material inducement for the Buyer to enter into this Agreement and the other Transaction Documents, until all of the Company’s obligations hereunder and the Note are paid and performed in full, or within the timeframes otherwise specifically set forth below, the Company shall comply with the following covenants:

(a)          Filings. From the date hereof until the date that is six (6) months after all the Conversion Shares either have been sold by the Buyer, or may permanently be sold by the Buyer without any restrictions pursuant to Rule 144 (the “Registration Period”), the Company shall timely make all filings required to be made by it under the 1933 Act, the 1934 Act, Rule 144 or any United States state securities laws and regulations thereof applicable to the Company or by the rules and regulations of the Principal Trading Market, and such filings shall conform to the requirements of applicable laws, regulations and government agencies, and, unless such filings are publicly available on the SEC’s EDGAR system (via the SEC’s web site at no additional charge), the Company shall provide a copy thereof to the Buyer promptly after such filings. Without limiting the foregoing, the Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. Additionally, within four (4) Trading Days following the date of this Agreement, the Company shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and approved by the Buyer and attaching the material Transaction Documents as exhibits to such filing. Additionally, the Company shall furnish to the Buyer, so long as the Buyer owns any Securities, promptly upon request, but no more than four times per year, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company, unless such filings are publicly available on the SEC’s EDGAR system (via the SEC’s web site at no additional charge, and (iii) such other information as may be reasonably requested to permit the Buyer to sell such Securities pursuant to Rule 144 without registration.

(b)          Reporting Status. So long as the Buyer beneficially owns Securities and for at least twenty (20) Trading Days thereafter, the Company shall file all reports required to be filed with the SEC pursuant to Sections 13 or 15(d) of the 1934 Act, and shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

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(c)          Listing. The Common Stock shall be listed or quoted for trading on any of (i) the NYSE Amex, (ii) the New York Stock Exchange, (iii) the Nasdaq Global Market, (iv) the Nasdaq Capital Market, (v) the OTC Bulletin Board, (vi) the OTCQX or (vii) the OTCQB. The Company shall promptly secure the listing or eligibility for quotation of all of the Conversion Shares upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all securities from time to time issuable under the terms of the Transaction Documents. The Company shall comply in all material respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Trading Market and/or the Financial Industry Regulatory Authority, Inc. (“FINRA”) or any successor thereto, as the case may be, applicable to it at least through the date which is sixty (60) calendar days after the date on which the Note has been converted or paid in full.

(d)          Anti-Dilution Certification. For so long as any portion of the Note remains outstanding, the Company shall deliver to the Buyer, within two (2) Trading Days of a written request by the Buyer, a certificate in the form attached hereto as ANNEX VI (“Anti-Dilution Certificate”) whereby the Company shall notify the Buyer of a Dilutive Issuance (as defined in the Note) or any other event(s) that occurred since the later of the Closing Date or the delivery of the most recent Anti-Dilution Certificate that triggers anti-dilution protection or other adjustments to the applicable Conversion Price (each an “Anti-Dilution Event”), or, if no Anti-Dilution Event occurred, certifying to the Buyer that no Anti-Dilution Event occurred since the Closing Date that has not been disclosed on a previous Anti-Dilution Certificate.

(e)          Use of Proceeds. The Company shall use the net proceeds received hereunder for working capital and general corporate purposes only. The Company shall not use such proceeds to pay (i) any Broker Fees that are not in compliance with Section 4.16, or (ii) any fees to any other party relating to any financing transaction effected prior to the Closing Date.

(f)          FINRA Rule 5110. In the event that the Corporate Financing Rule 5110 of FINRA is or becomes applicable to the transactions contemplated by the Transaction Documents or to the sale by a Holder of any of the Securities, then the Company shall, to the extent required by such rule, timely make any filings and cooperate with any broker or selling stockholder in respect of any consents, authorizations or approvals that may be necessary for FINRA to timely and expeditiously permit the Holder to sell the Securities.

(g)          Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries shall be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and such Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

(h)          Corporate Existence. The Company shall (i) do all things necessary to remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary; (ii) preserve and keep in full force and effect all licenses or similar qualifications required by it to engage in its business in all jurisdictions in which it is at the time so engaged; (iii) continue to engage in business of the same general type as conducted as of the date hereof; and (iv) continue to conduct its business substantially as now conducted or as otherwise permitted hereunder.

(i)          Taxes. The Company shall pay and discharge promptly when due all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property before the same shall become delinquent or in default, which, if unpaid, might reasonably be expected to give rise to liens or charges upon such properties or any part thereof, unless, in each case, the validity or amount thereof is being contested in good faith by appropriate proceedings and the Company has maintained adequate reserves with respect thereto in accordance with GAAP.

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(j)          Compliance. The Company shall comply in all material respects with all federal, state and local laws and regulations, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements (collectively, “Requirements”) of all governmental bodies, insurers, departments, commissions, boards, courts, authorities, officials or officers which are applicable to the Company, its business, operations, or any of its properties, except where the failure to so comply would not have a Material Adverse Effect; provided, however, that nothing provided herein shall prevent the Company from contesting in good faith the validity or the application of any Requirements.

(k)          Litigation. From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full, the Company shall notify the Buyer in writing, promptly upon learning thereof, of any litigation or administrative proceeding commenced or threatened against the Company involving a claim in excess of $100,000.00.

(l)          Performance of Obligations. The Company shall promptly and in a timely fashion perform and honor all demands, notices, requests and obligations that exist or may arise under the Transaction Documents.

(m)          Timely Filings. The Company shall timely file on the SEC’s EDGAR system any information required to be filed by it, whether on a Form 10-K, Form 10-Q, Form 8-K, Proxy Statement or otherwise so as to be deemed a “reporting issuer” with current public information under the 1934 Act.

(n)          Share Reserve. In order to allow for, as of the relevant date of determination, the conversion of the entire Outstanding Balance into Common Stock, the Company shall take all action necessary from time to time to reserve for the benefit of the Holder the number of authorized, but unissued shares of Common Stock equal to the amount calculated as follows (such calculated amount is referred to as the “Share Reserve”): 250% of the higher of (A) the Outstanding Balance divided by the Conversion Price, and (B) the Outstanding Balance divided by the Market Price. If at any time the Share Reserve is less than required herein, the Company shall immediately increase the Share Reserve in an amount equal to no less than the deficiency. If the Company does not have sufficient authorized and unissued shares of Common Stock available to increase the Share Reserve, the Company shall either cause stockholders holding a sufficient number of shares of common stock to effectuate such action by signing a majority written consent of stockholders or call a special meeting of the stockholders as soon as practicable after such occurrence, but in no event later than thirty (30) calendar days after such occurrence, and hold such meeting as soon as practicable thereafter, but in no event later than sixty (60) calendar days after such occurrence, for the sole purpose of increasing the number of authorized shares of Common Stock. In the case of a meeting of stockholders, the Company’s management shall recommend to the Company’s stockholders to vote in favor of increasing the number of authorized shares of Common Stock and management shall also vote all of its shares in favor of increasing the number of authorized shares of Common Stock. The Company shall use its best efforts to cause such additional shares of Common Stock to be authorized so as to comply with the requirements of this subsection. All calculations with respect to determining the Share Reserve shall be made without regard to any limitations on conversion of the Note.

(o)          DWAC Eligibility. At all times during which any portion of the Note remains outstanding, the Company shall cause all DWAC Eligible Conditions to be satisfied.

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(p)          Change in Nature of Business. The Company shall not directly or indirectly engage in any material line of business substantially different from those lines of business conducted by or publicly contemplated to be conducted by the Company on the date of this Agreement or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose if such modification may have a material adverse effect on any rights of, or benefits to, the Holder under any of the Transaction Documents.

(q)          Maintenance of Properties, Etc. The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business, in good working order and condition, ordinary wear and tear excepted, and comply, and cause each of its Subsidiaries to comply, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any loss or forfeiture thereof or thereunder.

(r)          Maintenance of Insurance. The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

(s)          Restriction on Redemption. The Company shall not, directly or indirectly, redeem or repurchase its capital stock without the prior express written consent of the Holder.

(t)          Restriction on Transfer of Assets. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, sell, lease, license, assign, transfer, convey or otherwise dispose of any assets or rights of the Company or any Subsidiary owned or hereafter acquired, whether in a single transaction or a series of related transactions, other than (i) sales, leases, licenses, assignments, transfers, conveyances and other dispositions of such assets or rights supported by fair market value consideration as determined in the reasonable discretion of the board of directors or the Chief Executive Officer of the Company or its Subsidiary, as the case may be, or (ii) sales of inventory in the ordinary course of business.

(u)          Intellectual Property. The Company shall not, and the Company shall not permit any of its Subsidiaries, directly or indirectly, to encumber or allow any Liens on, any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of the Company and its Subsidiaries connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, other than Permitted Liens.

(v)         Certain Negative Covenants of the Company. From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full, the Company shall not enter into any transaction, including, without limitation, any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate of the Company, or amend or modify any agreement related to any of the foregoing, except on terms that are no less favorable, in any material respect, than those obtainable from any person or entity who is not an Affiliate of the Company.

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(w)          Rule 144 Opinion. Either counsel to the Company has delivered to the Buyer an opinion letter, or the Company shall accept, in its reasonable discretion, an opinion letter prepared by legal counsel of Buyer’s choosing (in either case, the “Opinion Letter”), stating that (i) the Company is not then a shell company or the type of “issuer” defined in Rule 144(i)(1) under the 1933 Act (a “Shell Company”). The Company shall give instructions to its Transfer Agent to issue shares of Common Stock upon conversion of the Note based upon or otherwise consistent with such Opinion Letter.

(x)          Transfer Agent Reserve. From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full:

(i)          the Company shall at all times require its Transfer Agent to establish a reserve of shares of authorized, but unissued Common Stock in an amount not less than the Share Reserve or such other amount as the Holder may authorize from time to time in writing (the “Transfer Agent Reserve”);

(ii)         the Company shall require its Transfer Agent to hold the Transfer Agent Reserve for the exclusive benefit of the Holder and shall authorize the Transfer Agent to issue the shares of Common Stock held in the Transfer Agent Reserve to the Holder only (subject to subsection (iii) immediately below);

(iii)        the Company shall cause the Transfer Agent to agree that when the Transfer Agent issues shares of Common Stock to the Holder pursuant to the Transaction Documents, the Transfer Agent will not issue such shares from the Transfer Agent Reserve, unless such issuance is pre-approved in writing by the Holder;

(iv)        the Company shall cause the Transfer Agent to agree that it will not reduce the Transfer Agent Reserve under any circumstances, unless such reduction is pre-approved in writing by the Holder;

(v)         upon Holder’s written request, but no less frequently than at the end of each calendar quarter, the Company shall increase (or decrease if authorized by Holder in writing) the Transfer Agent Reserve as of such time to equal the Share Reserve (each a “Transfer Agent Reserve Calculation”), and if additional shares of Common Stock are required to be added to the Transfer Agent Reserve pursuant to subsection (i) above, the Company shall immediately give written instructions to the Transfer Agent to cause the Transfer Agent to set aside and increase the Transfer Agent Reserve by the necessary number of shares in increments of 100,000 shares of Common Stock; and

(vi)        within three (3) Trading Days of a written request from the Buyer, the Company shall certify in writing to the Holder (A) the correctness of the Company’s Transfer Agent Reserve Calculation and (B) that either (1) the Company has instructed the Transfer Agent to increase the Transfer Agent Reserve in accordance with the terms hereof, or (2) there was no need to increase the Transfer Agent Reserve, in either case consistent with the Transfer Agent Reserve Calculation. If the Company has not instructed the Transfer Agent to so increase the Transfer Agent Reserve, then Holder is hereby authorized to send such written request to the Transfer Agent.

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For the avoidance of any doubt, the requirements of this Section 5.2 are material to this Agreement and any violation or breach thereof by the Company shall constitute a default under this Agreement.

6.          TRANSFER AGENT.

6.1.          Instructions. The Company covenants that, with respect to the Securities, other than the stop transfer instructions to give effect to Section 5.1(a) hereof, the Company will give the Transfer Agent no instructions inconsistent with the Transfer Agent Letter. Except as required by Sections 5.1(a) and 5.1(b) of this Agreement and the Transfer Agent Letter, the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. Nothing in this subsection shall affect in any way the Buyer’s obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel reasonably satisfactory to the Company that registration of a resale by the Buyer of any of the Securities in accordance with clause (i)(B) of Section 5.1(a) of this Agreement is not required under the 1933 Act or upon request from a Holder while an applicable Registration Statement is effective, the Company shall (except as provided in clause (ii) of Section 5.1(a) of this Agreement) permit the transfer of the Securities and, in the case of the Conversion Shares, use its best efforts to cause the Transfer Agent to promptly deliver to the Holder or the Holder’s broker, as applicable, such Conversion Shares by way of the DWAC system.

6.2.          DWAC Eligible. The Company specifically covenants that, as of April 28, 2014 and at all times thereafter until the Note is repaid in full, all DWAC Eligible Conditions will be satisfied. The Company shall notify the Buyer in writing if the Company at any time while the Holder holds Securities becomes aware of any plans of the Transfer Agent to voluntarily or involuntarily terminate its participation in the DTC/FAST Program. While Holder holds Securities, the Company shall at all times after the Closing Date maintain a transfer agent which participates in the DTC/FAST Program, and the Company shall not appoint any transfer agent which does not participate in the DTC/FAST Program. Nevertheless, if at any time the Company receives a Conversion Notice and all DWAC Eligible Conditions are not then satisfied (including without limitation because the Transfer Agent is not then participating in the DTC/FAST Program or the Conversion Shares are not otherwise transferable via the DWAC system), then the Company shall instruct the Transfer Agent to immediately issue one or more certificates for Common Stock without legend in such name and in such denominations as specified by the Holder and consistent with the terms and conditions of the Transaction Documents.

6.3.          Transfer Fees. The Company shall assume any fees or charges of the Transfer Agent or Company Counsel regarding (a) the removal of a legend or stop transfer instructions with respect to the Securities, and (b) the issuance of certificates or DWAC registration to or in the name of the Holder or the Holder’s designee or to a transferee as contemplated by an effective Registration Statement.

7.          DELIVERY OF SHARES.

7.1.          [RESERVED].

7.2.          Bankruptcy. The Holder of the Note shall be entitled to exercise the Holder’s conversion privilege with respect to such Note, notwithstanding the commencement of any case under 11 U.S.C. §101 et seq. (the “Bankruptcy Code”). In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of such Holder’s exercise privileges. The Company hereby waives, to the fullest extent permitted, any rights to relief it may have under 11 U.S.C. §362 in respect of the conversion of the Note. The Company agrees, without cost or expense to such Holder, to take or to consent to any and all action necessary to effectuate relief under 11 U.S.C. §362.

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8.          CLOSING DATE.

8.1.          The Closing Date shall occur on the date which is the first Trading Day after each of the conditions contemplated by Sections 9 and 10 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

8.2.          Closing of the purchase and sale of the Securities, which the parties anticipate shall occur concurrently with the execution of this Agreement, shall occur at the offices of the Buyer and shall take place no later than 3:00 P.M., Eastern Time, or on such day or such other time as is mutually agreed upon by the Company and the Buyer.

9.          CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The Company’s obligation to sell the Securities to the Buyer pursuant to this Agreement on the Closing Date is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Company:

9.1.          The execution and delivery of this Agreement and, as applicable, the other Transaction Documents by the Buyer.

9.2.          Delivery by the Buyer of good funds as payment in full of an amount equal to the Purchase Price in accordance with this Agreement.

9.3.          The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement, each as if made on such date, and the performance by the Buyer on or before such date of all covenants and agreements of the Buyer required to be performed on or before such date.

9.4.          There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

10.         CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE. The Buyer’s obligation to purchase the Securities from the Company pursuant to this Agreement on the Closing Date is conditioned upon and subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Buyer:

10.1.          The execution and delivery of this Agreement, the Transfer Agent Letter, the Secretary’s Certificate, the Share Issuance Resolution, and, as applicable, the other Transaction Documents by the Company.

10.2.          The delivery by the Company to the Buyer of the Note in original form, duly executed by the Company, in accordance with this Agreement.

10.3.          On the Closing Date, each of the Transaction Documents executed by the Company on or before such date shall be in full force and effect and the Company shall not be in default thereunder.

10.4.          The Company shall have authorized and reserved for the purpose of issuance under the Transaction Documents shares of Common Stock in an amount no less than the Share Reserve as of the Closing Date.

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10.5.          The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement and the other Transaction Documents, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date.

10.6.          There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

10.7.          From and after the date hereof up to and including the Closing Date, each of the following conditions will remain in effect: (a) the trading of the Common Stock shall not have been suspended by the SEC or on the Principal Trading Market; (b) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (c) no minimum prices shall have been established for securities traded on the Principal Trading Market; (d) there shall not have been any material adverse change in any financial market; and (e) there shall not have occurred any Material Adverse Effect.

10.8.          Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained (a) all governmental approvals required in connection with the lawful sale and issuance of the Securities, and (b) all third party approvals required to be obtained by the Company in connection with the execution and delivery of the Transaction Documents by the Company or the performance of the Company’s obligations thereunder.

10.9.          All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Buyer.

11.         INDEMNIFICATION.

11.1.          The Company agrees to defend, indemnify and forever hold harmless the Buyer and the Buyer’s stockholders, directors, officers, managers, members, partners, Affiliates, employees, attorneys, and agents, and each Buyer Control Person (collectively, the “Buyer Parties”) from and against any losses, claims, damages, liabilities or expenses incurred (collectively, “Damages”), joint or several, and any action in respect thereof to which the Buyer or any of the other Buyer Parties becomes subject, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of the Company contained in this Agreement or any of the other Transaction Documents, as such Damages are incurred. The Buyer Parties with the right to be indemnified under this subsection (the “Indemnified Parties”) shall have the right to defend any such action or proceeding with attorneys of their own selection, subject to approval thereof by the Company, such approval not to be unreasonably withheld, and the Company shall be solely responsible for all reasonable costs and expenses related thereto. If the Indemnified Parties opt not to retain their own counsel, the Company shall defend any such action or proceeding with attorneys of its choosing at its sole cost and expense, provided that such attorneys have been pre-approved by the Indemnified Parties, which approval shall not be unreasonably withheld, and provided further that the Company may not settle any such action or proceeding without first obtaining the written consent of the Indemnified Parties.

11.2.          The indemnity contained in this Agreement shall be in addition to (a) any cause of action or similar rights of the Buyer Parties against the Company or others, and (b) any other liabilities the Company may be subject to.

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12.         OWNERSHIP LIMITATION. Notwithstanding anything to the contrary contained in this Agreement or the other Transaction Documents, if at any time the Holder shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause the Holder (together with its Affiliates) to beneficially own a number of shares exceeding the Maximum Percentage (as defined in the Note), then the Company must not issue to the Holder the excess Ownership Limitation Shares (as defined in the Note). For purposes of this Section, beneficial ownership of Common Stock will be determined under the 1934 Act. The Company will reserve the Ownership Limitation Shares for the exclusive benefit of the Holder. From time to time, the Holder may notify the Company in writing of the number of Ownership Limitation Shares that may be issued to the Holder without causing the Holder to exceed the Maximum Percentage. Upon receipt of such notice, the Company shall be unconditionally obligated to immediately issue such designated shares to the Holder, with a corresponding reduction in the number of the Ownership Limitation Shares. By written notice to the Company, the Holder may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Holder. Additionally, if at any time after the Closing the Market Capitalization of the Common Stock (as defined in the Note) falls below $5,000,000, then from that point on, for so long as the Holder or the Holder’s Affiliate owns Common Stock or rights to acquire Common Stock, the Company shall post (or cause to be posted), no less frequently than every thirty (30) calendar days, the then-current number of issued and outstanding shares of its capital stock to the Company’s web page located at OTCmarkets.com (or such other web page approved by the Holder). Additionally, within three (3) Trading Days of a written request from Buyer, the Company (or the Company’s Transfer Agent) will provide the Buyer the then-current number of authorized, but unissued and unreserved shares of its capital stock. The Company understands that its failure to so post its shares outstanding or to provide the number of unissued and unreserved shares could result in economic loss to the Holder.

13.         [RESERVED].

14.         BUYER’S RIGHT OF FIRST REFUSAL TO NEW ISSUANCES. From and after the date hereof and until all of the Company’s obligations hereunder and the Note are paid and performed in full(or unless all of the Company’s obligations hereunder and the Note are paid and performed in full simultaneously therewith with the proceeds of a Variable Security Issuance), the Company shall not enter into any Variable Security Issuance, without first offering the Buyer a right of first refusal with respect to the same pursuant to this Section 14. For purposes of this Agreement, the term “Variable Security Issuance” means any transaction that involves issuing Company securities (including, without limitation, debt, warrants, or convertible preferred stock) that are convertible by the holder into, or exercisable by the holder for, Common Stock at a conversion or exercise price that varies with the market price of the Common Stock, unless there is a floor on such conversion or exercise price, in which case such transaction shall not be deemed to be a Variable Security Issuance.

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14.1.          Notice of Proposed Issuance. Prior to the Company undertaking or effectuating any Variable Security Issuance, the Company shall deliver to the Buyer a written notice (the “ROFR Issuance Notice”) stating: (a) the Company’s bona fide desire to undertake or effectuate the Variable Security Issuance; (b) the name, address and phone number of each proposed creditor, recipient, purchaser or other transferee (“Proposed Transferee”); (c) details regarding the Company securities to be issued, sold or otherwise transferred (including the aggregate number of shares of Common Stock proposed to be issued to each Proposed Transferee, as applicable) (the “Offered Securities”); (d) the bona fide cash price or, in reasonable detail, other consideration for which the Company proposes to issue, sell or otherwise transfer the Offered Securities (the “Offered Price”); and (e) notice of the Buyer’s right to exercise its Right of First Refusal (defined below) with respect to the Offered Securities. The Buyer shall have a period of fifteen (15) Trading Days (the “Response Period”) after the date on which the ROFR Issuance Notice is, pursuant to this subsection, deemed to have been delivered to the Buyer, to notify the Company whether the Buyer elects to exercise its Right of First Refusal with respect to the applicable Offered Securities. If the Buyer fails to notify the Company of its desire to exercise its Right of First Refusal with respect to the applicable Offered Securities prior to the conclusion of the Response Period, the Buyer shall be deemed not to have exercised its Right of First Refusal in such specific circumstance. If the Buyer elects not to exercise its Right of First Refusal or is deemed to have elected to not exercise its Right of First Refusal, the Company and the proposed parties shall have a period of sixty (60) calendar days to consummate the proposed Variable Security Issuance on the terms set forth in the ROFR Issuance Notice. In such case, if the Right of Frist Refusal Issuance is not consummated within such period or if the terms of the applicable Variable Security Issuance are changed prior to the consummation of the Variable Security Issuance, the Company shall again submit the Variable Security Issuance to the Buyer so that Buyer may once again exercise its Right of First Refusal in accordance with the terms of this Section 14 prior to effectuating such Variable Security Issuance. Nothing in this or any other section of this Agreement shall modify or limit Buyer’s consent right set forth in Section 12 above.

14.2.          Exercising the Right of First Refusal. The Buyer shall have the right to purchase all or any part of the Offered Securities on the terms and conditions set forth in this Section 14 (the “Right of First Refusal”). In order to exercise its Rights of First Refusal hereunder, the Buyer must deliver written notice to Company within the Response Period stating the Buyer’s intent to exercise its right hereunder and the Offered Securities it desires to purchase pursuant to such right (“Election to Purchase”).

14.3.          Purchase Price. The purchase price for the Offered Securities to be purchased by the Buyer under its Right of First Refusal (the “Right of First Refusal Purchase Price”) will be the Offered Price, and will be payable as set forth in Section 14 below. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Buyer in its sole discretion, which determination will be binding upon the Company, absent fraud or error.

14.4.          Closing; Payment. Subject to compliance with applicable state and federal securities laws, the Buyer and the Company shall effect the purchase of all or any portion of the Offered Securities, including the payment of the Right of First Refusal Purchase Price therefor, within ten (10) Trading Days after the delivery of the Election to Purchase (the “Right of First Refusal Closing”). Payment of the Right of First Refusal Purchase Price will be made, at the option of the Buyer in writing, (a) in cash (by cashiers or bank certified check), (b) by wire transfer, (c) by offset of all or a portion of any outstanding indebtedness owed by the Company to the Buyer, or (d) by any combination of the foregoing. The Buyer may elect to transfer the Right of First Refusal Purchase Price into an escrow account pending issuance of such purchased securities. The date that the Right of First Refusal Purchase Price is delivered to the Company, or the escrow agent, as applicable, or the date that the Buyer elects to offset the Right of First Refusal Purchase Price by outstanding indebtedness, shall be considered the date of the Right of First Refusal Closing. To the extent the Offered Securities purchased by the Buyer hereunder constitute shares of Common Stock, the Company shall deliver to the Buyer such purchased Common Stock in accordance with Section 7 regarding Conversion Shares, and should the Company fail to so deliver such shares of Common Stock at or before the Right of First Refusal Closing as required hereunder, the Company shall be subject to the penalties for non-delivery of Common Stock set forth in Section 3.3(b) of the Note.

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15.         MISCELLANEOUS.

15.1.          Governing Law; Venue. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Illinois for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each party hereto hereby (a) consents to and expressly submits to the exclusive personal jurisdiction of any state or federal court sitting in Cook County, Illinois in connection with any dispute or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of any such dispute or proceeding may only be heard and determined in any such court, (c) expressly submits to the venue of any such court for the purposes hereof, and (d) waives any claim of improper venue and any claim or objection that such courts are an inconvenient forum or any other claim or objection to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. Each party hereto hereby irrevocably consents to the service of process of any of the aforementioned courts in any such proceeding by the mailing of copies thereof by reputable overnight courier (e.g., FedEx) or certified mail, postage prepaid, to such party’s address as set forth herein, such service to become effective ten (10) calendar days after such mailing.

15.2.          Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties hereto. Except as otherwise expressly provided herein, no Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.

15.3.          Pronouns. All pronouns and any variations thereof in this Agreement refer to the masculine, feminine or neuter, singular or plural, as the context may permit or require.

15.4.          Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of this Agreement (or such party’s signature page thereof) will be deemed to be an executed original thereof.

15.5.          Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

15.6.          Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

15.7.          Entire Agreement. This Agreement, together with the other Transaction Documents, constitutes and contains the entire agreement and understanding between the parties hereto, and supersedes all prior oral or written agreements and understandings between Buyer, Company, their Affiliates and Persons acting on their behalf with respect to the matters discussed herein and therein, and, except as specifically set forth herein or therein, neither Company nor Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.

15.8.          Amendment. Any amendment, supplement or modification of or to any provision of this Agreement, shall be effective only if it is made or given by an instrument in writing (excluding any email message) and signed by Company and Buyer.

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15.9.          No Waiver. No forbearance, failure or delay on the part of a party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver of any provision of this Agreement shall be effective (a) only if it is made or given in writing (including an email message) and (b) only in the specific instance and for the specific purpose for which made or given.

15.10.         Currency. All dollar amounts referred to or contemplated by this Agreement or any other Transaction Documents shall be deemed to refer to U.S. Dollars, unless otherwise explicitly stated to the contrary.

15.11.         Assignment. Notwithstanding anything to the contrary herein, the rights, interests or obligations of the Company hereunder may not be assigned, by operation of law or otherwise, in whole or in part, by the Company without the prior written consent of the Buyer, which consent may be withheld at the sole discretion of the Buyer. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Buyer hereunder may be assigned by Buyer to a third party, including the Buyer’s financing sources, in whole or in part, without the need to obtain the Company’s consent thereto.

15.12.         Advice of Counsel. In connection with the preparation of this Agreement and all other Transaction Documents, the Company, for itself and on behalf of its stockholders, officers, agents, and representatives acknowledges and agrees that Buyer’s Counsel prepared initial drafts of this Agreement and all of the other Transaction Documents and acted as legal counsel to the Buyer only. The Company, for itself and on behalf of its stockholders, officers, agents, and representatives, (a) hereby acknowledges that he/she/it has been, and hereby is, advised to seek legal counsel and to review this Agreement and all of the other Transaction Documents with legal counsel of his/her/its choice, and (b) either has sought such legal counsel or hereby waives the right to do so.

15.13.         No Strict Construction. The language used in this Agreement is the language chosen mutually by the parties hereto and no doctrine of construction shall be applied for or against any party.

15.14.         Attorney’s Fees. In the event of any action at law or in equity to enforce or interpret the terms of this Agreement or any of the other Transaction Documents, the prevailing party shall be entitled to reimbursement of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

15.15.         Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

15.16.         Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement and the Transaction Documents are cumulative and not exclusive of any other rights or remedies granted in this Agreement or any other Transaction Document, and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Buyer may deem expedient.

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15.17.         Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

15.18.         Notices. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of:

(a)          the date delivered, if delivered by personal delivery as against written receipt therefor or by email to an executive officer, or by facsimile (with successful transmission confirmation),

(b)          the fifth Trading Day after deposit, postage prepaid, in the United States Postal Service (with USPS tracking or by certified mail), or

(c)          the second Trading Day after mailing by domestic or international express courier (e.g., FedEx), with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by five (5) Trading Days’ advance written notice similarly given to each of the other parties hereto):

If to the Company:

Brazil Minerals, Inc.

Attn: Marc Fogassa

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

with a copy to (which shall not constitute notice):

Jay Weil, Esq.

27 Viewpoint Road

Wayne, New Jersey 07470

If to the Buyer:

St George Investments LLC

Attn: John M. Fife

303 East Wacker Drive, Suite 1200

Chicago, Illinois 60601

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with a copy to (which shall not constitute notice):

Hansen Black Anderson Ashcraft PLLC

Attn: Jonathan K. Hansen

2940 West Maple Loop Drive, Suite 103

Lehi, Utah 84043

Telephone: 801.922.5000

Email: jhansen@hbaalaw.com

15.19.         Cross Default. Any Event of Default (as defined in the Note) shall be deemed a default under this Agreement. Upon such a default of this Agreement by the Company, the Buyer shall have all those rights and remedies available in the Transaction Documents.

15.20.         Expenses. Except as provided in Section 15.14, and except for the Transaction Expense Amount required to be paid by the Company to the Buyer pursuant to Section 2.3, the Company and the Buyer shall be responsible for paying such party’s own fees and expenses (including legal expenses) incurred in connection with the preparation and negotiation of this Agreement and the other Transaction Documents and the closing of the transactions contemplated hereby and thereby.

15.21.         Replacement of the Note. Subject to any restrictions on or conditions to transfer set forth in the Note, the Holder of the Note, at such Holder’s option, may in person or by duly authorized attorney surrender the same for exchange at the Company’s principal corporate office, and promptly thereafter and at the Company’s expense, except as provided below, receive in exchange therefor one or more new convertible promissory note(s), each in the principal amount requested by such Holder, dated the date to which interest shall have been paid on the Note so surrendered or, if no interest shall have yet been so paid, dated the date of the Note so surrendered and registered in the name of such person or persons as shall have been designated in writing by such Holder or such Holder’s attorney for the same principal amount as the then unpaid principal amount of the Note so surrendered. As applicable, upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of the Note and (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it; or (b) in the case of mutilation, upon surrender thereof, the Company, at its expense, will execute and deliver in lieu thereof a new convertible promissory note executed in the same manner as the Note being replaced, in the same principal amount as the unpaid principal amount of such Note and dated the date to which interest shall have been paid on the Note or, if no interest shall have yet been so paid, dated the date of the Note.

15.22.         Time of the Essence. Time is expressly made of the essence of each and every provision of this Agreement and the other Transaction Documents.

16.         SURVIVAL OF COVENANTS, REPRESENTATIONS AND WARRANTIES. The Company’s and the Buyer’s covenants, agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the other Transaction Documents and the Closing hereunder for the maximum time allowed by applicable law, and shall inure to the benefit of the Buyer and the Company and their respective successors and permitted assigns.

[Remainder of the page intentionally left blank; signature page to follow]

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IN WITNESS WHEREOF, each of the undersigned parties represents that the foregoing statements made by such party above are true and correct and that such party has caused this Agreement to be duly executed (if an entity, on such party’s behalf by one of its officers thereunto duly authorized) as of the date first above written.

PURCHASE PRICE:	$200,000.00

	BUYER:

	St George Investments LLC

	By: Fife Trading, Inc., its Manager

	By:	/s/ John M. Fife
		John M. Fife, President

COMPANY:

Brazil Minerals, Inc.

By:	/s/ Marc Fogassa
Printed Name:	Marc Fogassa
Title:	Chairman & CEO

ATTACHMENTS:

ANNEX I	WIRE INSTRUCTIONS
ANNEX II	NOTE
ANNEX III	TRANSFER AGENT LETTER
ANNEX IV	SECRETARY’S CERTIFICATE
ANNEX V	SHARE ISSUANCE RESOLUTION
ANNEX VI	FORM OF ANTI-DILUTION CERTIFICATION

ANNEX I

WIRE INSTRUCTIONS

Account Name: BRAZIL MINERALS, INC.

Account Number: 169003150

Bank Name: JP MORGAN CHASE, NA

ABA: 322271627

ANNEX II

Brazil Minerals, Inc.
Convertible Promissory Note

Issuance Date: February 21, 2014	U.S. $222,500.00

FOR VALUE RECEIVED, Brazil Minerals, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of St George Investments LLC, an Illinois limited liability company, or its registered assigns (the “Holder”), the initial principal sum of $222,500.00 (the “Original Principal Amount”), and any additional advances and other amounts that may accrue or become due under the terms of this Convertible Promissory Note (this “Note”) when due, whether upon the Maturity Date, on any Installment Date with respect to the Installment Amount due on such Installment Date (each as defined below), acceleration, redemption or otherwise (in each case in accordance with the terms hereof), and to pay interest (“Interest”) on any Outstanding Balance (defined below) at the applicable interest rate as set forth herein, whether upon any Installment Date, the Maturity Date or acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). Certain capitalized terms used herein are defined in Attachment 1 attached hereto and incorporated herein by this reference. For purposes hereof, the term “Outstanding Balance” means the Original Principal Amount, as reduced or increased, as the case may be, pursuant to the terms hereof for redemption, conversion or otherwise, plus any accrued but unpaid Interest, collection and enforcements costs, and any other fees or charges (including without limitation Late Charges (defined below)) incurred under this Note or under the Agreement (defined below).

This Note is issued pursuant to that certain Securities Purchase Agreement dated February 21, 2014, as the same may be amended from time to time (the “Agreement”), by and between the Company and the Holder.

1.          PAYMENTS OF PRINCIPAL; PREPAYMENT. On each Installment Date (which includes the Maturity Date), the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section 8. Additionally, so long as no Event of Default (defined below) shall have occurred, the Company may, in its sole and absolute discretion and upon giving the Holder not less than five (5) Trading Days written notice (a “Prepayment Notice”), pay in cash all or any portion of the Outstanding Balance at any time prior to the Maturity Date; provided that in the event the Company elects to prepay all or any portion of the Outstanding Balance, it shall pay to the Holder 125% of the portion of the Outstanding Balance the Company elects to prepay (the “Prepayment Premium”).

2.          INTEREST; INTEREST RATE. The Company acknowledges that the Original Principal Amount of this Note as of the date set forth above as the Issuance Date (the “Issuance Date”) exceeds the Purchase Price (as defined in the Agreement) and that such excess consists of (a) the OID (as defined in the Agreement) in the amount of $20,000.00 and (b) the Carried Transaction Expense Amount (as defined in the Agreement) in the amount of $2,500.00, both of which shall be fully earned and charged to the Company as of the Issuance Date and paid to the Holder as part of the Original Principal Amount as set forth in this Note. Interest on the Outstanding Balance shall accrue from the Issuance Date at the rate of ten percent (10%) per annum, provided that upon the occurrence of an Event of Default, Interest shall accrue on the Outstanding Balance both before and after judgment at the rate of twenty-two percent (22%) per annum, as set forth in Section 4.3(d) hereof. All Interest calculations hereunder shall be computed on the basis of a 360-day year comprised of twelve (12) thirty (30) day months, shall compound daily and shall be payable in accordance with the terms of this Note. Notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law. All payments owing hereunder shall be in lawful money of the United States of America or Conversion Shares, as provided for herein, and delivered to Holder at the address furnished to the Company for that purpose. All payments shall be applied first to (a) costs of collection, if any, then to (b) fees and charges, if any, then to (c) accrued and unpaid Interest, and thereafter to (d) principal.

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3.          CONVERSION OF NOTE. At the option of the Holder, this Note is convertible into validly issued, fully paid and non-assessable shares of Common Stock, on the terms and conditions set forth in this Section 3.

3.1.          Conversion Right.

(a)          Subject to the provisions of Section 3.4, at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the Outstanding Balance into validly issued, fully paid and non-assessable shares of Common Stock (the “Section 3 Conversion Shares”) in accordance with Section 3.3, calculated using the Conversion Rate (defined below).

(b)          The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares issuable upon each conversion of this Note shall be aggregated for purposes of determining whether such conversion would result in the issuance of a fractional share. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Section 3 Conversion Shares.

3.2.          Conversion Rate. The number of Section 3 Conversion Shares issuable upon conversion of any portion of the Outstanding Balance pursuant to Section 3.1(a) shall be determined by dividing (x) the applicable Conversion Amount by (y) the Conversion Price (such formula is referred to herein as the “Conversion Rate”).

(a)          “Conversion Amount” means the portion of the Outstanding Balance to be converted.

(b)          “Conversion Price” means, as of any Conversion Date or other date of determination, $0.11, subject to adjustment as provided herein.

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3.3.          Mechanics of Conversion.

(a)          Conversion by the Holder. To convert any Conversion Amount into shares of Common Stock on any date, the Holder shall deliver (whether via email, facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date (a “Conversion Date”), a copy of an executed notice of conversion substantially in the form attached hereto as Exhibit A (the “Conversion Notice”) to the Company. If required by Section 3.3(c), within five (5) Trading Days following a conversion of this Note as aforesaid, the Holder shall surrender this Note to a reputable overnight courier for delivery to the Company (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 15.2). On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or email an acknowledgment of confirmation, in the form attached hereto as Exhibit B, of receipt of such Conversion Notice to the Holder and the Company’s transfer agent (the “Transfer Agent”). On or before the close of business on the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the “Delivery Date”), the Company shall, provided that all DWAC Eligible Conditions are then satisfied, credit the aggregate number of Section 3 Conversion Shares to which the Holder shall be entitled to the account specified on the Conversion Notice via the DWAC system. If all DWAC Eligible Conditions are not then satisfied, the Company shall instead issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of Section 3 Conversion Shares to which the Holder shall be entitled; provided, however, that, in addition to any other rights or remedies that Holder may have under this Note, such number of shares issued by certificate rather than via the DWAC system shall be increased by 5% for each conversion that occurs more than six (6) months after the Issuance Date. For the avoidance of doubt, the Company has not met its obligation to deliver Section 3 Conversion Shares by the Delivery Date unless the Holder or its broker, as applicable, has actually received the shares electronically into the applicable account, or if the DWAC Eligible Conditions are not then satisfied, has actually received the certificate representing the applicable Section 3 Conversion Shares no later than the close of business on the relevant Delivery Date pursuant to the terms set forth above. If this Note is physically surrendered for conversion pursuant to Section 3.3(c) and the Outstanding Balance of this Note is greater than the principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after receipt of this Note and at its own expense, issue and deliver to the Holder (or its designee) a new Note (in accordance with Section 15.4)) representing the Outstanding Balance not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date. In the event of a partial conversion of this Note pursuant hereto, the principal amount converted shall be deducted from the Installment Amount(s) relating to the Installment Date(s) as set forth in the applicable Conversion Notice.

(b)          Company’s Failure to Timely Deliver. Failure for any reason whatsoever to issue any portion of the Common Stock by the applicable due date in the manner required under any section of this Note shall be a “Conversion Failure”. Upon the occurrence of a Conversion Failure, in addition to all other remedies available to the Holder, (1) the Company shall pay in cash to the Holder on each day after such third (3rd) Trading Day that the issuance of such shares of Common Stock is not timely effected (not to exceed the highest of (i) $10,000, (ii) 50% of the Conversion Amount, and (iii) 10% of the Original Principal Amount) an amount equal to the greater of (A) $2,000.00 per day and (B) 2% of the product of (i) the sum of the number of shares of Common Stock not issued to the Holder on a timely basis and to which the Holder is entitled, multiplied by (ii) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date which the Company could have issued such shares of Common Stock to the Holder without violating the provisions of this Note; and (2) with respect to Section 3 Conversion Shares, the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any portion of this Note that has not been converted pursuant to the applicable Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued or are owed to the Holder prior to the date of such notice pursuant to this Section 3.3(b) or otherwise. Notwithstanding the foregoing, a Conversion Failure shall not exist to the extent shares of Common Stock are not issued by the Company in order to comply with the limitations set forth in Section 3.4 hereof. Upon the occurrence of a Conversion Failure (unless Holder elects to void the Conversion Notice), in addition to such failure being considered an Event of Default hereunder, for purposes of Section 7.1 the Company shall also be deemed to have issued the applicable shares of Common Stock on the latest possible permitted date and pursuant to the terms set forth herein, with Holder entitled to all the rights and privileges associated with such deemed issued shares (the “Deemed Conversion Issuance”).

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(c)          Registration; Book-Entry. The Company shall maintain a register (the “Register”) for the recordation of the name and address of the holders of all or any portion of this Note and the principal amount of this Note held by such holder (the “Registered Note”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holder shall treat each Person whose name is recorded in the Register as the owner of this Note for all purposes (including, without limitation, the right to receive payments of principal and Interest hereunder) notwithstanding notice to the contrary. The Registered Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a request to assign, transfer or sell all or part of the Registered Note by the holder thereof, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 15. Notwithstanding anything to the contrary in this Section 3.3(c), the Holder may assign this Note or any portion thereof to its Affiliate without delivering a request to assign or sell this Note to the Company and the recordation of such assignment or sale in the Register (a “Related Party Assignment”); provided, that (A) the Company may continue to deal solely with such assigning or selling Holder unless and until such Holder has delivered a request to assign or sell this Note or portion thereof to the Company for recordation in the Register; (B) the failure of such assigning or selling Holder to deliver a request to assign or sell such Note or portion thereof to the Company shall not affect the legality, validity, or binding effect of such assignment or sale; and (C) such assigning or selling Holder shall, acting solely for this purpose as a non-fiduciary agent of the Company, maintain a register (the “Related Party Register”) comparable to the Register on behalf of the Company, and any such assignment or sale shall be effective upon recordation of such assignment or sale in the Related Party Register.  Notwithstanding anything to the contrary set forth in this Section 3, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the entire Outstanding Balance of this Note is being converted (in which event this Note shall be delivered to the Company as contemplated by Section 3.3(a)) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Outstanding Balance and Late Charges converted and/or paid (as the case may be) and the dates of such conversions and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

3.4.          Limitations on Conversions.

(a)          Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, if at any time the Holder shall or would be issued shares of Common Stock under any of the Transaction Documents, but such issuance would cause the Holder (together with its Affiliates) to beneficially own a number of shares exceeding 4.99% of the number of shares of Common Stock outstanding on such date (including for such purpose the shares of Common Stock issuable upon such issuance) (the “Maximum Percentage”), then the Company must not issue to the Holder shares of the Common Stock which would exceed the Maximum Percentage. For purposes of this Section, beneficial ownership of Common Stock will be determined under the 1934 Act. The shares of Common Stock issuable to the Holder that would cause the Maximum Percentage to be exceeded are referred to herein as the "Ownership Limitation Shares". The Company will reserve the Ownership Limitation Shares for the exclusive benefit of the Holder. From time to time, the Holder may notify the Company in writing of the number of the Ownership Limitation Shares that may be issued to the Holder without causing the Holder to exceed the Maximum Percentage. Upon receipt of such notice, the Company shall be unconditionally obligated to immediately issue such designated shares to the Holder, with a corresponding reduction in the number of the Ownership Limitation Shares. Notwithstanding the forgoing, the term “4.99%” above shall be replaced with “9.99%” at such time as the Market Capitalization of the Common Stock is less than $10,000,000.00. Notwithstanding any other provision contained herein, if the term “4.99%” is replaced with “9.99%” pursuant to the preceding sentence, such increase to “9.99%” shall remain at 9.99% until increased, decreased or waived by the Holder as set forth below.  For purposes of this Note, the term “Market Capitalization of the Common Stock” shall mean the product equal to (A) the average VWAP of the Common Stock for the immediately preceding fifteen (15) Trading Days, multiplied by (B) the aggregate number of outstanding shares of Common Stock as reported on the Company’s most recently filed Form 10-Q or Form 10-K. By written notice to the Company, the Holder may increase, decrease or waive the Maximum Percentage as to itself but any such waiver will not be effective until the 61st day after delivery thereof. The foregoing 61-day notice requirement is enforceable, unconditional and non-waivable and shall apply to all Affiliates and assigns of the Holder.

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(b)          To the extent the limitation set forth in subsection (a) immediately above applies, the determination of whether this Note shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its Affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its Affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to convert this Note, or to issue shares of Common Stock, pursuant to this Section 3.4 shall have any effect on the applicability of the provisions of this Section 3.4 with respect to any subsequent determination of convertibility. For purposes of this Section 3.4, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(e) of the 1934 Act (as defined in the Agreement) and the rules and regulations promulgated thereunder. The provisions of this Section 3.4 shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 3.4 to correct this Section 3.4 (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 3.4 shall apply to a successor Holder of this Note. The holders of Common Stock shall be third party beneficiaries of this Section 3.4 and the Company may not waive this Section 3.4 without the consent of holders of a majority of its Common Stock. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Note.

4.          RIGHTS UPON EVENT OF DEFAULT.

4.1.          Event of Default. Each of the following events shall constitute an “Event of Default” as of the date such event first occurred:

(a)          Failure to Pay. The Company shall fail to make any payment when due and payable under the terms of this Note including, without limitation, any payment of costs, fees, interest, principal (including, without limitation, the Company’s failure to deliver any Installment Amount when due or to pay any redemption payments or amounts hereunder), or other amount due hereunder or under any other Transaction Document (as defined in the Agreement).

(b)          Failure to Deliver or Process Shares. The Company (or its Transfer Agent, as applicable) (i) fails to issue Section 3 Conversion Shares by the Delivery Date; (ii) fails to issue any Installment Conversion Shares, True-Up Conversion Shares, Installment Certificated Shares, or True-Up Certificated Shares, as applicable, within the time periods required by Section 8; (iii) announces (or threatens in writing) that it will not honor its obligation to issue Conversion Shares to Holder in accordance with Section 3 and/or Section 8 of this Note; (iv) fails to transfer or cause its Transfer Agent to transfer or issue (electronically or in certificated form, as applicable) any Conversion Shares to the Holder as and when required by this Note; (v) directs its Transfer Agent not to transfer, or delays, impairs, and/or hinders its Transfer Agent in transferring or issuing (electronically or in certificated form, as applicable) any Conversion Shares to the Holder as and when required by this Note; or (vi) as applicable, fails to remove (or directs its Transfer Agent not to remove or impairs, delays, and/or hinders its Transfer Agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for any Section 3 Conversion Shares, Installment Certificated Shares or True-Up Certificated Shares as and when required by this Note (or makes any written announcement, statement or threat that it does not intend to honor any such obligations).

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(c)          Judgment. A final judgment or judgments for the payment of money aggregating in excess of $100,000 are rendered against the Company and/or any of its Subsidiaries and which judgments are not, within thirty (30) calendar days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within thirty (30) calendar days after the expiration of such stay; provided, however, any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $100,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company or such Subsidiary (as the case may be) will receive the proceeds of such insurance or indemnity within thirty (30) calendar days of the issuance of such judgment.

(d)          Breach of Obligations; Covenants. The Company or its Subsidiaries, if any, shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Note or any of the other Transaction Documents, including without limitation (i) all reporting covenants and covenants to timely file all required quarterly and annual reports and any other filings required pursuant to Rule 144, and (ii) strict compliance with all provisions of Sections 3, 8, and 10 of this Note.

(e)          Breach of Representations and Warranties. Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of the Company to the Holder in writing included in this Note or in connection with any of the Transaction Documents, or as an inducement to the Holder to enter into this Note or any of the other Transaction Documents, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished or becomes false thereafter.

(f)          Receiver or Trustee. The Company shall make an assignment for the benefit of creditors, or apply for, or consent to, or otherwise be subject to, the appointment of a receiver, trustee, liquidator, assignee, custodian, sequestrator, or other similar official for a substantial part of its property or business.

(g)          Failure to Pay Debts. If any of the Company’s assets are assigned to its creditors, or upon the occurrence of any default under, redemption of or acceleration prior to maturity of any Indebtedness of the Company or any of its Subsidiaries in an amount equal to $100,000 or more.

(h)          Bankruptcy. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings, voluntary or involuntary, for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company, and, in the case of an involuntary bankruptcy, not discharged within sixty (60) days.

(i)          Delisting of Common Stock. The suspension from trading or the failure of the Common Stock to be trading on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period.

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(j)          Liquidation. Any dissolution, liquidation, or winding up of the Company or any substantial portion of its business.

(k)          Cessation of Operations. Any cessation of operations by the Company or the Company admits it is otherwise generally unable to pay its debts as such debts become due; provided, however, that any disclosure of the Company’s ability to continue as a “going concern” shall not be an admission that the Company cannot pay its debts as they become due.

(l)          Maintenance of Assets. The failure by the Company to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

(m)          Financial Statement Restatement. The restatement of any financial statements filed by the Company with the SEC for any date or period from two years prior to the date of this Note and until this Note is no longer outstanding, if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Company with respect to this Note or the Agreement.

(n)          Reverse Split. The Company effectuates a reverse split of its Common Stock without twenty (20) Trading Days prior written notice to the Holder.

(o)          Replacement of Transfer Agent. In the event that the Company proposes to replace its Transfer Agent, the Company fails to provide, prior to the effective date of such replacement, a fully executed Transfer Agent Letter (as defined by the Agreement) in a form as required to be initially delivered pursuant to the Agreement (including but not limited to the provision to irrevocably reserve shares of Common Stock for the Share Reserve) signed by the successor transfer agent and delivered to the Company and the Holder.

(p)          Governmental Action. If any governmental or regulatory authority takes or institutes any action against the Company, a Subsidiary, or an executive officer or director of the Company, that will materially affect the Company’s financial condition, operations or ability to pay or perform the Company’s obligations under this Note.

(q)          Transfer Agent Reserve; Share Reserve. The Company’s failure at any time following the Issuance Date to maintain the Transfer Agent Reserve (as defined in the Agreement) or the Share Reserve (as defined in the Agreement).

(r)          Certification of Equity Conditions. A false or inaccurate certification (including, without limitation, a false or inaccurate deemed certification) by the Company that the Equity Conditions are satisfied, that there has been no Equity Conditions Failure or as to whether any Event of Default has occurred.

(s)          DWAC Eligibility. The failure of any of the DWAC Eligible Conditions to be satisfied at any time after April 8, 2014 during which the Company has obligations under this Note.

(t)          Cross Default. Notwithstanding anything to the contrary contained in this Note or the other Transaction Documents, a breach or default by the Company of any covenant or other term or condition contained in (i) any of the other Transaction Documents, or (ii) any Other Agreements (defined below); shall, at the option of the Holder, be considered a default under this Note, in which event the Holder shall be entitled (but in no event required) to apply all rights and remedies of the Holder under the terms of this Note. The Company hereby agrees to notify the Holder in writing within three (3) Trading Days after any such default; provided, however, any filing of an 8-K that identifies any such default shall not be deemed notice under this Section 4.1(t). “Other Agreements” means, collectively, (1) all existing and future agreements and instruments between, among or by the Company (or a Subsidiary), on the one hand, and the Holder (or an Affiliate of Holder), on the other hand, and (2) any financing agreement or a material agreement that affects the Company’s ongoing business operations. For the avoidance of doubt, all existing and future loan transactions between the Company and the Holder and its Affiliates will be cross-defaulted with each other loan transaction and with all other existing and future debt of the Company to the Holder.

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Each subsection of this Section 4.1 shall be interpreted and applied independently, and no such subsection shall be deemed to limit or qualify any other subsection in any manner whatsoever.

4.2.          Notice of an Event of Default.

(a)          Company’s Obligation to Provide Default Notice. If the Company become aware of the occurrence of an Event of Default, the Company shall within one (1) Trading Day deliver written notice thereof via email, facsimile or reputable overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder.

(b)          Holder’s Right to Provide Default Notice. If Holder becomes aware of the occurrence of an Event of Default, Holder may at any time thereafter (but shall not be obligated to) provide an Event of Default Notice to the Holder via email, facsimile or reputable overnight courier (with next day delivery specified). Any remedies set forth in an Event of Default Notice provided by Holder to the Company will not waive Holder’s rights to assert any other remedies available under the Transaction Documents.

(c)          Default Date. For each Event of Default, the “Default Date” shall mean the date of the first occurrence of such Event of Default, regardless of the date that an Event of Default Notice is actually given by one party to the other.

4.3.          Remedies; Redemption Right After Default.

(a)          At any time and from time to time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may, at Holder’s option, require the Outstanding Balance to be increased to an amount equal to the Outstanding Balance multiplied by the Default Premium (the “Default Adjustment”); provided, however, that a Default Adjustment may only be applied to two separate Events of Default under this Note, and not to any additional Events of Default. A Default Adjustment will be calculated as of the applicable Default Date and the entire amount of such increase shall be added to the Outstanding Balance. Holder’s election to apply a Default Adjustment does not preclude Holder from applying any other remedies that may be available under the Transaction Documents.

(b)          At any time and from time to time after the earlier of the Holder’s receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem (regardless of whether such Event of Default has been cured) all or any portion of this Note by delivering written notice thereof (the “Event of Default Redemption Notice”) to the Company. An Event of Default Redemption Notice shall automatically trigger a Default Adjustment, subject to the limitations set forth in Section 4.3(a) hereof. The Event of Default Redemption Notice shall indicate the portion of the Outstanding Balance the Holder is electing to redeem (the “Default Redemption Amount”). Redemptions required by this Section 4.3(b) shall be made in accordance with the provisions of Section 10. Notwithstanding anything to the contrary in this Section 4, but subject to Section 3.4, until the Default Redemption Amount (together with Late Charges thereon) is paid in full pursuant to and in accordance with the terms set forth in Section 10, the Outstanding Balance (together with any Late Charges thereon), may be converted, in whole or in part from time to time, by the Holder into Common Stock pursuant to the other terms of this Note. In the event of a partial redemption of this Note pursuant hereto, the applicable Default Redemption Amount shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the Event of Default Redemption Notice. Notwithstanding the foregoing, this Section 4.3(b) shall not apply to an Event of Default arising under Section 4.1(h) (Bankruptcy).

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(c)          Upon the occurrence of an Event of Default occurring under Section 4.1(h) due to the institution by or against the Company of any bankruptcy proceeding for relief under any bankruptcy law or any law for the relief of debtors, (i) the Outstanding Balance shall automatically increase to an amount equal to the Outstanding Balance immediately prior to such Event of Default multiplied by the Default Premium, and (ii) all amounts owed under this Note shall accelerate and be immediately due and payable, all without the need for any further notice to or action by any party hereunder.

(d)          As of the first Default Date, if any, this Note shall thereafter accrue interest at the rate of 1.83% per month (or 22% per annum) until such time as each applicable Event of Default is cured, compounding daily, whether before or after judgment; provided, however, that notwithstanding any provision to the contrary herein, in no event shall the applicable interest rate at any time exceed the maximum interest rate allowed under applicable law. Following the cure of an Event of Default, Interest on the Outstanding Balance shall accrue at the pre-Event of Default rate of ten percent (10%) per annum.

(e)          After any Event of Default arising under Section 4.1(b), Holder will be entitled to the remedies set forth in Section 3.3(b) hereof.

(f)          Notwithstanding and in addition to any other provision contained herein, if Section 3 Conversion Shares are delivered to Holder in certificated form rather than electronic form, the Outstanding Balance shall automatically increase by an amount equal to the decline in Value (defined below), if any, of such shares between the time the certificate representing such shares was required to be delivered to the Holder hereunder, and the date such shares become Free Trading. The Company agrees to use its best efforts to cause such shares to become Free Trading. “Value”, as used in this subsection, shall mean the five (5) Trading Day trailing average VWAP for the applicable shares.

5.          RIGHTS UPON FUNDAMENTAL TRANSACTION.

5.1.          Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5.1 pursuant to written agreements in form and substance satisfactory to the Holder and approved by the Holder, in its sole discretion, prior to such Fundamental Transaction, including agreements to deliver to the Holder in exchange for this Note a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Note, including, without limitation, having a principal amount and interest rate equal to the principal amounts then outstanding and the interest rates of this Note, having similar conversion rights as this Note and having similar ranking to this Note, and being satisfactory to the Holder in its sole discretion, (ii) the Successor Entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market, and (iii) the Company has received the Holder’s prior written consent to enter into such Fundamental Transaction. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of such Fundamental Transaction, in lieu of the shares of the Company’s Common Stock (or other securities, cash, assets or other property (except such items still issuable under Section 6, which shall continue to be receivable thereafter) issuable upon the conversion or redemption of this Note prior to such Fundamental Transaction), such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of such Fundamental Transaction had this Note been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of this Note), as adjusted in accordance with the provisions of this Note. The provisions of this Section 5 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of this Note.

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5.2.          Notice of a Fundamental Transaction; Redemption Right. No sooner than twenty (20) Trading Days nor later than ten (10) Trading Days prior to the consummation of a Fundamental Transaction, but not prior to the public announcement of such Fundamental Transaction, the Company shall deliver written notice thereof via facsimile and reputable overnight courier to the Holder (a “Fundamental Transaction Notice”). At any time during the period beginning after the Holder’s receipt of a Fundamental Transaction Notice or the Holder becoming aware of a Fundamental Transaction if a Fundamental Transaction Notice is not delivered to the Holder in accordance with the immediately preceding sentence (as applicable) and ending on the later of twenty (20) Trading Days after (i) consummation of such Fundamental Transaction and (ii) the date of receipt of such Fundamental Transaction Notice, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof (“Fundamental Transaction Redemption Notice”) to the Company, which Fundamental Transaction Redemption Notice shall indicate the portion of the Outstanding Balance the Holder is electing to redeem (the “Fundamental Transaction Redemption Amount”). The Fundamental Transaction Redemption Amount shall be redeemed by the Company in cash pursuant to and in accordance with Section 10 and shall have priority to payments to stockholders in connection with such Fundamental Transaction. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3.4, until the Fundamental Transaction Redemption Amount (together with any Late Charges thereon) is paid in full pursuant to and in accordance with the terms set forth in Section 10, the Outstanding Balance (together with any Late Charges thereon), may be converted, in whole or in part from time to time, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the applicable Fundamental Transaction Redemption Amount shall be deducted from the Installment Amount(s) relating to the applicable Installment Date(s) as set forth in the Fundamental Transaction Redemption Notice.

5.3.          Paid in Full. Notwithstanding anything to the contrary in this Section 5, in no case shall any Fundamental Transaction be consummated prior to the prepayment in full of the Outstanding Balance of this Note, with such prepayment subject to the Prepayment Premium for the entire Outstanding Balance.

6.          DISTRIBUTION OF ASSETS; RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

6.1.          Distribution of Assets. Without the prior written consent of Holder, the Company agrees not to declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction).

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6.2.          Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) using a conversion rate for such consideration commensurate with the Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Holder. The provisions of this Section 6 shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

7.          RIGHTS UPON ISSUANCE OF SECURITIES.

7.1.          Adjustment of Conversion Price upon Issuance of Common Stock. Except with respect to Excluded Securities, if and whenever on or after the Issuance Date the Company issues or sells Common Stock, Options, Convertible Securities, or upon any conversion or Deemed Issuance, or in accordance with subsections (a) through (f) below is deemed to have issued or sold, any shares of Common Stock (including without limitation the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issue, conversion, or sale or deemed issuance or sale (such Conversion Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance, the Conversion Price then in effect shall be reduced to an amount equal to the New Issuance Price. For the avoidance of doubt, if the New Issuance Price is greater than the Applicable Price, there shall be no adjustment to the Conversion Price. For purposes of determining the adjusted Conversion Price under this Section 7.1, the following shall be applicable:

(a)          Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7.1(a), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

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(b)          Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 7.1(b), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 7.1, except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(c)          Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 7.1(c), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7.1 shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

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(d)          Calculation of Consideration Received. If any Option or Convertible Security is issued or deemed issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company, together comprising one integrated transaction, (x) such Option or Convertible Security (as applicable) will be deemed to have been issued for consideration equal to the Black Scholes Consideration Value thereof and (y) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (I) the aggregate consideration received by the Company minus (II) the Black Scholes Consideration Value of each such Option or Convertible Security (as applicable). If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the average VWAP of such security for the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) Trading Days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(e)          Deemed Installment Issuance. If the Company (or its Transfer Agent) fails to deliver shares as required by any portion of Section 8 or Section 8.5, in addition to such failure to act being considered an Event of Default hereunder, for purposes of this Section 7.1, the Company shall also be deemed to have issued the Installment Conversion Shares, True-Up Conversion Shares, Installment Certificated Shares, or True-Up Certificated Shares, as applicable, to Holder on the latest possible permitted date pursuant to the terms set forth in Section 8 or Section 8.5, as applicable, with Holder entitled to all the rights and privileges associated with such deemed issued shares (the “Deemed Installment Issuance”).

(f)          Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

7.2.          Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Section 5 or Section 7.1, if the Company at any time on or after the Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Section 5 or Section 7.1, if the Company at any time on or after the Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7.2 shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7.2 occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

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7.3.          Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 7.3 will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

8.          COMPANY INSTALLMENT CONVERSION OR REDEMPTION. Beginning on the date that is six (6) months after the later of (i) the Issuance Date, and (ii) the date the Purchase Price is paid to the Company (the “Initial Installment Date”), and on each applicable Installment Date thereafter, the Company shall pay to the Holder of this Note the applicable Installment Amount due on such date, subject to the provisions of this Section 8. Payments of the Installment Amount may be made (a) in cash (a “Company Redemption”), (b) by converting such Installment Amount into shares of Common Stock in accordance with this Section 8 (a “Company Conversion”), or (c) by any combination of a Company Conversion and a Company Redemption so long as the entire amount of such Installment Amount due shall be converted and/or redeemed by the Company on the applicable Installment Date. Notwithstanding the foregoing, the Company will not be entitled to elect a Company Conversion with respect to any portion of such Installment Amount and shall be required to pay the entire amount of such Installment Amount in cash pursuant to a Company Redemption if on the applicable Installment Notice Due Date (defined below) there is an Equity Conditions Failure, and such failure is not waived by the Holder as permitted herein. The portion of the Installment Amount designated hereunder as a Company Redemption is referred to herein as the “Company Redemption Amount” and the portion of the Installment Amount designated for a Company Conversion is referred to herein as the “Company Conversion Amount”. With respect to the payment of any particular Installment Amount, the Company may, with the written consent of the Holder, which consent may be withheld in the sole and absolute discretion of the Holder, make such Installment Payment in graded diamonds.

8.1.          Installment Notice. Subject to Section 8.5, on or prior to the date which is the third (3rd) Trading Day prior to each Installment Date (each, an “Installment Notice Due Date”), the Holder will propose an allocation between the Company Redemption Amount and the Company Conversion Amount by delivery of a notice to the Company by email or fax substantially in the form attached hereto as Exhibit C-1 (each, an “Installment Notice”); provided, however, that the Company may, at its option, elect to change such allocation by written notice to the Holder by email or fax on or before 12:00 p.m. New York time on the applicable Installment Date so long as the sum of the Company Redemption Amount and the Company Conversion Amount equals the applicable Installment Amount and so long as the Company Redemption Amount, and the Company Conversion Amount, as applicable, are transferred to the Holder no later than the Installment Date. If the Company does not provide written notice to the Holder of a different allocation as permitted under this Section, then the Company will be deemed to have agreed to the allocation set forth on the applicable Installment Notice prepared by the Holder. If the applicable Installment Amount is to be paid, in whole or in part, pursuant to a Company Conversion, the Company must certify by 12:00 p.m. New York time on the Installment Date that there is not an Equity Conditions Failure as of the Installment Notice Due Date. If the Company does not modify or prepare a replacement Installment Notice on or prior to 12:00 p.m. New York time on the applicable Installment Date, then the Company shall be deemed to have ratified and confirmed such notice and, unless otherwise stated, certified that there is not an Equity Conditions Failure as of the Installment Notice Due Date. If an Equity Conditions Failure has occurred or exists as of the applicable Installment Notice Due Date, then the Company shall identify each such Equity Conditions Failure in a revised Installment Notice delivered to the Holder no later than 12:00 p.m. New York time on the applicable Installment Date and request a waiver thereof from the Holder pursuant to Section 8.4 hereof. Notwithstanding anything herein to the contrary, if such Equity Conditions Failure arises from a Non-Waivable Equity Condition, then the applicable Installment Amount must be paid on the Installment Date as a Company Redemption under Section 8.2 hereof. Subject to the preceding sentence, unless and until the Holder delivers written notice to the Company that it will not waive such Equity Conditions Failure, then the Company will proceed to complete a Company Conversion under Section 8.3. If the Holder elects in writing delivered to the Company by fax or email not to waive such Equity Conditions Failure, then any Conversion Shares previously received for such Company Conversion will be promptly returned to the Company and the Company will immediately after receipt of such returned Conversion Shares pay the applicable Company Redemption Amount to the Holder.

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8.2.          Mechanics of Company Redemption. On or before each Installment Date, the Company must pay to the Holder in cash the applicable Company Redemption Amount by wire transfer of immediately available funds. If the Company fails to pay the applicable Company Redemption Amount by the applicable Installment Date, then the Holder may from time to time by written notice to the Company elect to convert any of the unpaid Company Redemption Amount (together with any Late Charges thereon) pursuant to Section 3.3; provided, however, that the Default Conversion Price will apply to any such conversion rather than the Conversion Price described in Section 3.2(b) hereof.

8.3.          Mechanics of Company Conversion.

(a)          Installment Date. Subject to Section 3.4, no later than the applicable Installment Date, the Company must deliver to the Holder’s account the applicable Installment Conversion Shares set forth in the applicable Installment Notice. The Holder shall be deemed the owner of such shares as of the applicable Installment Date.

(b)          True-Up Date. Twenty (20) Trading Days after the applicable Installment Conversion Shares delivered to the Holder under Section 8.3(a) above become Free Trading (such date is referred to herein as the “True-Up Date”), the Company shall deliver to the Holder’s account a number of shares of Common Stock equal to the amount, if any, by which the True-Up Conversion Shares exceed the applicable Installment Conversion Shares previously delivered to the Holder, registered in the name of the Holder or its designee. So long as no Payment Default has occurred, if the Installment Conversion Shares exceed the True-Up Shares, then the excess will be applied towards the next Installment Conversion Shares to be issued by the Company hereunder (unless the Outstanding Balance has been reduced to zero, in which case the Holder will return such excess shares to the Company). If a Payment Default has occurred and the Installment Conversion Shares for the applicable Installment Date exceed the True-Up Conversion Shares, then the Holder shall not be required to return to the Company any of the excess shares or apply such excess shares to any future issuance or conversion of shares hereunder. For each True-Up Date, the Company agrees to deliver to the Holder by fax or email such information and calculations required under this Section 8.3(b) substantially in the form attached hereto as Exhibit C-2.

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(c)          Failure to Delivery Shares. If the Company fails to deliver the shares required under Section 8.3(b) by the True-Up Date, then in addition to such failure being an Event of Default under Section 4.1(b), the Company will be required to deliver an additional number of shares equal to ten percent (10%) of the total undelivered shares. The addition of 10-percent of the total undelivered shares shall continue to be applied on the same day of each successive calendar month if the Company fails to deliver the shares required under Section 8.3(b) and this Section 8.3(c).

(d)          Company Conversion Measuring Period. The period beginning on the applicable Installment Notice Due Date and ending on the applicable True-Up Date is referred to herein as the “Company Conversion Measuring Period”.

(e)          Event of Default. If an Event of Default occurs during a Company Conversion Measuring Period, then the Holder may elect during such time period to either (i) return any Installment Conversion Shares delivered for such period and adjust the Outstanding Balance as if such shares had never been issued, or (ii) retain such Installment Conversion Shares and cause the adjustment to the Outstanding Balance in connection therewith to equal the retained Installment Conversion Shares multiplied by the lower of (a) the Installment Conversion Price, and (b) the True-Up Conversion Price.

(f)          Equity Conditions Failure. If no Equity Conditions Failure existed as of the Installment Notice Due Date, but an Equity Conditions Failure exists as of the applicable True-Up Date, and such is not waived as permitted herein, then, at the option of the Holder designated in writing to the Company, the Holder may require the Company to do any one or more of the following:

(i)          the Company must redeem all or any part designated by the Holder of the Company Conversion Amount for which shares have not yet been delivered to Holder (such designated amount is referred to as the “Designated Redemption Amount”). The Company must pay the Designated Redemption Amount to the Holder on the later of (1) the applicable True-Up Date, and (2) three (3) Trading Days after the Holder notifies the Company of the Designated Redemption Amount required to be paid under this Section. The Designated Redemption Amount must be paid by wire transfer of immediately available funds. If the Company fails to pay the Designated Redemption Amount within the time period required by this Section, then in addition to any other remedies set forth herein, the Designated Redemption Amount shall automatically increase to an amount equal to the Designated Redemption Amount multiplied by the Default Premium (with such corresponding increase added to the Outstanding Balance); or

(ii)         the Company Conversion shall be null and void with respect to the Company Conversion Amount for which shares have not yet been delivered to the Holder; the Outstanding Balance will be reduced by an amount equal to the retained Installment Conversion Shares multiplied by the lower of (1) the Installment Conversion Price, and (2) the True-Up Conversion Price; and the Holder shall be entitled to all the rights of a holder of this Note with respect to such remaining Company Conversion Amount, including without limitation, requiring such remaining Company Conversion to occur after one or more subsequent written notices (each a “Subsequent Notice”) are delivered by the Holder to the Company; provided, however, the Conversion Price for such remaining Company Conversion Amount shall thereafter be adjusted to equal the lesser of (Y) the Default Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (Z) the Default Conversion Price that would be in effect on the date on which the Holder delivers the Subsequent Notice to the Company electing to proceed with all or a portion of the remaining Company Conversion Amount (such date to be treated as if it were an Installment Date for the designated Company Conversion Amount).

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(g)          Method of Delivery of Shares. All Common Stock to be delivered to the Holder under this Section 8.3 shall be transferred via the DWAC system. Failure to do so within the required time period shall constitute an Event of Default under Section 4.1(b) hereof. Subject to the foregoing, if the Company is unable to deliver shares via the DWAC system, then the Company must deliver to the Holder or its broker, via nationally recognized overnight courier, the original Installment Certificated Shares and original True-Up Certificated Shares, with such mailing to occur no later than the Installment Date and the True-Up Date, respectively, registered in the name of the Holder or its designee. So long as no Payment Default has occurred, if the Installment Certificated Shares for the applicable True-Up Date exceed the True-Up Certificated Shares, then the excess will be applied towards the next Conversion Shares to be issued by the Company (unless the Outstanding Balance has been reduced to zero, in which case Holder will return such excess shares to the Company). If a Payment Default has occurred and the Installment Certificated Shares for the applicable True-Up Date exceed the True-Up Certificated Shares, then the Holder shall not be required to return to the Company any of the excess shares or apply such excess shares to any future issuance or conversion of shares hereunder.

8.4.          Waiver of Equity Conditions Failure. Notwithstanding anything in this Note to the Contrary, the Holder may waive in writing any Equity Conditions Failure, except for the Non-Waivable Equity Conditions. Any such waiver shall only be made for the purposes of permitting a Company Conversion to occur under this Section 8 and shall not be deemed a waiver of the underlying default or a continuing waiver of a future Equity Conditions Failure. Any such waiver shall not excuse the Company from the performance of any of its current or future obligations under this Note.

8.5.          Payment Default. After the occurrence of a Payment Default, the Holder may at any time thereafter make an election by written notice to the Company to require all subsequent Installment Dates and subsequent Installment Amounts to be determined under this Section 8.5 (a “Section 8 Election”). After a Section 8 Election is made, the Installment Dates and the Installment Amounts will be determined by the Holder in the Holder’s sole discretion, notwithstanding any scheduled dates or amounts otherwise described in this Note. After a Section 8 Election, the Holder may at any time thereafter submit one or more Installment Notices using the form attached hereto as Exhibit C-1, provided, however, that the Holder shall be permitted to designate all or any portion of the Outstanding Balance as the Installment Amount. The date that any such Installment Notice is delivered by the Holder to the Company shall be deemed the Installment Notice Due Date, with the Installment Date deemed to be three (3) Trading Days thereafter. Except for the Holder’s right to determine the Installment Amount and the Installment Date, all other terms in this Section 8 shall remain the same. The purpose of this Section 8.5 is to allow the Holder to make a Section 8 Election rather than declaring an Event of Default hereunder; provided, however, that a Section 8 Election will in no event be deemed a waiver of any of the Holder’s other rights or remedies available under this Note and thus the Holder may at any time thereafter declare an Event of Default and seek those remedies available under Section 4.3 hereof.

9.          TRANSFER FEES. The Company shall pay any and all transfer, stamp, issuance and similar taxes, transfer agent fees, postage, expedite fees, and other actual costs and fees necessary to cause the Conversion Shares to be issued to Holder and cleared for trading as contemplated hereunder. Any such fees or costs paid by the Holder will be promptly reimbursed by the Company or added to the Outstanding Balance.

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10.         HOLDER’S REDEMPTIONS. If the Holder has submitted to Company an Event of Default Redemption Notice in accordance with Section 4.3(b), then the Company shall pay to Holder in cash within ten (10) Trading Days after the Company’s receipt of such Event of Default Redemption Notice an amount equal to the Default Redemption Amount. If the Holder has submitted to Company a Fundamental Transaction Redemption Notice in accordance with Section 5.2, then the Company shall pay to Holder in cash an amount equal to the Fundamental Transaction Redemption Amount multiplied by the Default Premium (the “Fundamental Transaction Redemption Price”) on the earlier of (i) the closing of such Fundamental Transaction, and (ii) ten (10) Trading Days after the Company’s receipt of such notice. Notwithstanding anything in this Note to the contrary, the failure of the Company to pay the Default Redemption Amount under this Section 10 shall not be considered a separate Event of Default hereunder. At any time prior to the payment of the applicable Default Redemption Amount by the Company, the Holder shall have the option, in lieu of redemption, to cancel the Event of Default Redemption Notice or the Fundamental Transaction Redemption Notice, as applicable, by written notice to the Company (the “Redemption Cancellation Notice”). Upon the Company’s receipt of a Redemption Cancellation Notice, (x) this Note shall thereafter be due and payable upon demand in whole or in part, with payment of the designated Outstanding Balance being due ten (10) Trading Days after written demand therefor from the Holder; (y) for each conversion thereafter under Section 3 of this Note, the Conversion Price of this Note shall be automatically adjusted with respect to each conversion under this Note effected thereafter by the Holder to the lowest of (A) 75% of the lowest Closing Bid Price of the Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date of the Redemption Cancellation Notice, (B) the Market Price as of the date of the Redemption Cancellation Notice, (C) the then current Market Price, and (D) the then current Conversion Price; and (z) for each conversion thereafter under Section 3 of this Note, twenty-three (23) Trading Days following Company’s delivery to the Holder of Conversion Shares (the “Section 10 True-Up Date”), there shall be a true-up where the number of Conversion Shares delivered shall be multiplied by the Market Price as of the Section 10 True-Up Date and if the product thereof is less than the Conversion Amount applicable to such conversion, the difference shall be added to the Outstanding Balance of this Note as of the Section 10 True-Up Date. The Holder’s delivery of a Redemption Cancellation Notice and exercise of its rights following such notice shall not affect the Company’s obligations to make any payments of Late Charges which have accrued prior to the date of such Redemption Cancellation Notice and shall not be deemed a waiver of any Event of Default identified in the applicable Event of Default Redemption Notice.

11.         NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation (as defined in the Agreement), bylaws, or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon conversion of this Note above the Conversion Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note, and (iii) shall, so long as this Note is outstanding, take all action necessary to maintain the Share Reserve.

12.         VOTING RIGHTS. The Holder shall have no voting rights as the holder of this Note, except as required by law and as expressly provided in this Note.

13.         AMENDING THE TERMS OF THIS NOTE. The prior written consent of the Holder shall be required for any change or amendment to this Note.

14.         TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company.

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15.         REISSUANCE OF THIS NOTE.

15.1.          Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 15.4), registered as the Holder may request, representing the Outstanding Balance being transferred by the Holder and, if less than the entire Outstanding Balance is being transferred, a new Note (in accordance with Section 15.4) to the Holder representing the Outstanding Balance not being transferred.

15.2.          Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 15.4) representing the Outstanding Balance.

15.3.          Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder by delivery to the principal office of the Company, for a new Note or Notes (in accordance with Section 15.4 and in principal amounts of at least $1,000) representing in the aggregate the Outstanding Balance of this Note, and each such new Note will represent such portion of such Outstanding Balance as is designated by the Holder at the time of such surrender.

15.4.          Issuance of New Notes. Subject to Section 10, whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Outstanding Balance (or in the case of a new Note being issued pursuant to Section 15.1 or Section 15.3, the portion of the Outstanding Balance designated by the Holder which, when added to the outstanding balance represented by the other new Notes issued in connection with such issuance, does not exceed the Outstanding Balance under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest and Late Charges and other increases to the Outstanding Balance as permitted hereunder from the Issuance Date.

16.         REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS AND BREACHES. The remedies, including without limitation the Default Premium, Prepayment Premium, and all other charges, fees, and collection costs provided for in this Note, shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 7).

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17.         PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement prior to commencing legal proceedings, or is collected or enforced through any legal proceeding, or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note; or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note; then, if the Holder prevails in a collection proceeding, the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements. The Company expressly acknowledges and agrees that no amounts due under this Note shall be affected, or limited, by the fact that the Purchase Price paid for this Note was less than the Original Principal Amount.

18.         CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Issuance Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

19.         FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

20.         DISPUTE RESOLUTION. In the case of a dispute as to the determination of the Conversion Price, Default Conversion Price, Installment Conversion Price, Conversion Rate, the Closing Bid Price, the Closing Sale Price, VWAP or fair market value (as the case may be) or the arithmetic calculation of Conversion Shares or the applicable Redemption Price (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Trading Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute (including, without limitation, as to whether any issuance or sale or deemed issuance or sale was an issuance or sale or deemed issuance or sale of Excluded Securities). If the Holder and the Company are unable to agree upon such determination or calculation within two (2) Trading Days of such disputed determination or arithmetic calculation (as the case may be) being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Trading Days, submit via facsimile (a) the disputed determination of the Conversion Price, Default Conversion Price, Installment Conversion Price, Conversion Rate, the Closing Bid Price, the Closing Sale Price, VWAP or fair market value (as the case may be) to an independent, reputable investment bank selected by the Holder or (b) the disputed arithmetic calculation of the Conversion Shares or any Redemption Price (as the case may be) to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Trading Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank’s or accountant’s determination or calculation with respect to the disputes set forth in this Section 20 (as the case may be) shall be binding upon all parties absent demonstrable error.

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21.         NOTICES; PAYMENTS.

21.1.          Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with the subsection of the Agreement titled “Notices.” The Company shall provide the Holder with prompt written notice as may be required hereunder, including without limitation the following actions (such notice to include in reasonable detail a description of such action and the reason therefore): (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) Trading Days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock, or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

21.2.          Currency. All dollar amounts referred to in this Note are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Note shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Note, the U.S. Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation (it being understood and agreed that where an amount is calculated with reference to, or over, a period of time, the date of calculation shall be the final date of such period of time).

21.3.          Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by wire transfer of immediately available funds pursuant to wire transfer instructions delivered to Company by Holder from time to time. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Trading Day, the same shall instead be due on the next succeeding day which is a Trading Day. Any amount due under the Transaction Documents which is not paid when due shall result in a late charge being incurred and payable by the Company in an amount equal to interest on such amount at the rate of twenty-two percent (22%) per annum from the date such amount was due until the same is paid in full (“Late Charge”).

22.         CANCELLATION. After repayment or conversion of the entire Outstanding Balance, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

23.         WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Agreement.

24.         GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Chicago for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company or any of its Subsidiaries in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

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25.         SEVERABILITY. If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with one or more valid provisions, the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

26.         FEES AND CHARGES. The parties acknowledge and agree that upon Company’s failure to comply with the provisions of this Note, the Holder’s damages would be uncertain and difficult (if not impossible) to accurately estimate because of the parties’ inability to predict future interest rates, the Holder’s increased risk, and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder, among other reasons. Accordingly, any fees, charges, and interest due under this Note, including without limitation the Prepayment Premium and the Default Premium, are intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder’s actual loss of its investment opportunity and not a penalty.

27.         UNCONDITIONAL OBLIGATION. Subject to the terms of the Agreement, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, and interest on, this Note at the time, place, and rate, and in the coin or currency or where contemplated herein in shares of its Common Stock, as applicable, as herein prescribed. This Note is the direct obligation of the Company and not subject to offsets, counterclaims, defenses, credits or deductions.

28.         DISCLOSURE. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall within one (1) Trading Day after any such receipt or delivery, publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries.

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29.         TIME OF THE ESSENCE. Time is expressly made of the essence of each and every provision of this Note. If the last day of any time period stated herein shall fall on a Saturday, Sunday or non-Trading Day, then such time period shall be extended to the next succeeding day Trading Day.

30.         MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

[Remainder of page intentionally left blank]

23

IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set forth above.

COMPANY:

Brazil Minerals, Inc.

By:	/s/ Marc Fogassa
Name:	Marc Fogassa
Title:	Chairman & CEO

ACKNOWLEDGED, ACCEPTED AND AGREED:

St George Investments LLC

By: Fife Trading, Inc., its Manager

By:	/s/ John M. Fife
John M. Fife, President

[Signature page to Convertible Promissory Note]

ATTACHMENT 1

DEFINITIONS

For purposes of this Note, the following terms shall have the following meanings:

A1.          “Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that “control” of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

A2.          “Agreement” means that certain Securities Purchase Agreement, dated as of February 21, 2014, as may be amended from time to time, by and between the Company and the Holder, pursuant to which the Company issued this Note.

A3.          “Approved Stock Plan” means any stock option plan or similar incentive plan which has been approved by the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer, director or consultant for services provided to the Company.

A4.          “Black Scholes Consideration Value” means the value of the applicable Option or Convertible Security (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option or Convertible Security (as the case may be) as of the date of issuance of such Option or Convertible Security (as the case may be), and (iii) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option or Convertible Security (as the case may be).

A5.          “Bloomberg” means Bloomberg, L.P.

A6.          “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in “OTC Pink” by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 20. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

A7.          “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

A8.          “Contingent Obligation” means as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

Page 1 | Attachment 1 to Convertible Promissory Note (Definitions)

A9.          “Conversion Shares” means shares of Common Stock issuable by the Company upon any conversion of this Note, including without limitation, Section 3 Conversion Shares, Installment Conversion Shares, True-Up Conversion Shares, Installment Certificated Shares, and True-Up Certificated Shares.

A10.         “Convertible Securities” means any stock, preferred stock, stock appreciation rights, phantom stock, equity related rights, equity linked rights, or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

A11.         “Current Subsidiary” means any Person in which the Company on the Issuance Date, directly or indirectly, (i) owns any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “Current Subsidiaries.”

A12.         “Deemed Issuance” means (i) a Deemed Conversion Issuance as defined in Section 3.3(b) hereof and (ii) a Deemed Installment Issuance as defined in Section 7.1(e) hereof.

A13.         “Default Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price as of the specified Installment Notice Due Date or the Installment Date, as applicable. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

A14.         “Default Premium” means 125%.

A15.         “DTC” means the Depository Trust Company.

A16.         “DTC/FAST Program” means the DTC’s Fast Automated Securities Transfer Program.

A17.         “DWAC” means Deposit Withdrawal at Custodian as defined by the DTC.

A18.         “DWAC Eligible Conditions” means that (i) the Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system, (ii) the Company has been approved (without revocation) by the DTC’s underwriting department, (iii) the Transfer Agent is approved as an agent in the DTC/FAST Program, (iv) after the date which is six months after the date of this Note, the Conversion Shares are otherwise eligible for delivery via DWAC; (v) the Transfer Agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC; and (vi) the Common Stock required to be delivered to the Holder hereunder is actually delivered to the Holder using the DWAC system.

A19.         “Eligible Market” means The New York Stock Exchange, NYSE Amex, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Bulletin Board, the OTCQX or the OTCQB, or the Principal Market. In no event shall quotations provided in OTC Pink by Pink OTC Markets Inc., or its successor, be considered an Eligible Market.

A20.         “Equity Conditions” means: (i) with respect to the applicable date of determination all of the Conversion Shares are Free Trading; (ii) on each day during the period beginning one month prior to the applicable date of determination and ending on and including the applicable date of determination (the “Equity Conditions Measuring Period”), the Common Stock is listed or designated for quotation (as applicable) on an Eligible Market and shall not have been suspended from trading on an Eligible Market (other than suspensions of not more than two (2) Trading Days and occurring prior to the applicable date of determination due to business announcements by the Company); (iii) on each day during the Equity Conditions Measuring Period, the Company shall have delivered all shares of Common Stock issuable upon conversion of this Note on a timely basis as set forth in Section 3 hereof and all other shares of capital stock required to be delivered by the Company on a timely basis as set forth in the other Transaction Documents; (iv) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3.4 hereof (the Holder acknowledges that the Company shall be entitled to assume that this condition has been met for all purposes hereunder absent written notice from the Holder); (v) any shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating the rules or regulations of the Eligible Market on which the Common Stock is then listed or designated for quotation (as applicable); (vi) on each day during the Equity Conditions Measuring Period, no public announcement of a pending, proposed or intended Fundamental Transaction shall have occurred which has not been abandoned, terminated or consummated; (vii) the Company shall have no knowledge of any fact that would reasonably be expected to cause any of the Conversion Shares to not be freely tradable without the need for registration under any applicable state securities laws (in each case, disregarding any limitation on conversion of this Note); (viii) on each day during the Equity Conditions Measuring Period, the Company otherwise shall have been in material compliance with each, and shall not have breached any, term, provision, covenant, representation or warranty of any Transaction Document; (ix) without limiting clause (viii) above, on each day during the Equity Conditions Measuring Period, there shall not have occurred an Event of Default or an event that with the passage of time or giving of notice would constitute an Event of Default; (x) all DWAC Eligible Conditions shall be satisfied as of each applicable Installment Date and True-Up Date; (xi) on each Installment Notice Due Date and each Installment Date, the average and median daily dollar volume of the Common Stock on its Principal Market for the previous twenty-three (23) Trading Days shall be greater than $10,000.00; and (xii) the ten (10) day average VWAP of the Common Stock is greater than $0.01.

Page 2 | Attachment 1 to Convertible Promissory Note (Definitions)

A21.         “Equity Conditions Failure” means, with respect to a particular date of determination, that on any day during the Equity Conditions Measuring Period, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

A22.         “Excluded Securities” means any shares of Common Stock, options, or convertible securities issued or issuable (i) in connection with any Approved Stock Plan; provided that the option term, exercise price or similar provisions of any issuances pursuant to such Approved Stock Plan are not amended, modified or changed on or after the Issuance Date; and (ii) in connection with mergers, acquisitions, strategic licensing arrangements, strategic business partnerships or joint ventures, the purpose of which is not to raise additional capital; provided, that such third parties are not granted any registration rights.  Notwithstanding the foregoing, any Common Stock issued or issuable to raise capital for the Company or its Subsidiaries, directly or indirectly, in connection with any transaction contemplated by clause (ii) above, including, without limitation, securities issued in one or more related transactions or that result in similar economic consequences, shall not be deemed to be Excluded Securities.

A23.         “Free Trading” means that (i) the shares or certificate(s) representing the applicable shares of Common Stock have been cleared and approved for public resale by the compliance departments of Holder’s brokerage firm and the clearing firm servicing such brokerage, and (ii) such shares are held in the name of the clearing firm servicing Holder’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Holder.

A24.         “Fundamental Transaction” means that (i) (1) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) the Company or any of its Significant Subsidiaries shall, directly or indirectly, in one or more related transactions, sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, reorganize, recapitalize or reclassify the Common Stock, other than an increase in the number of authorized shares of the Company’s Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

A25.         “GAAP” means United States generally accepted accounting principles, consistently applied.

Page 3 | Attachment 1 to Convertible Promissory Note (Definitions)

A26.         “Indebtedness” of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, “capital leases” in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

A27.         “Installment Amount” means the greater of (i) $44,500 ($222,500.00 ÷ 5), plus the sum of any accrued and unpaid Interest as of the applicable Installment Date and accrued, and unpaid Late Charges, if any, under this Note as of the applicable Installment Date, and any other amounts accruing or owing to Holder under this Note as of such Installment Date, and (ii) the then Outstanding Balance divided by the number of Installment Dates remaining prior to the Maturity Date. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion (based on the portion of this Note transferred compared with the Outstanding Balance of this Note as of the transfer date) of each unpaid Installment Amount hereunder. Notwithstanding any other provision contained herein, if any Installment Amount is greater than the then Outstanding Balance of this Note, such Installment Amount shall be reduced to equal such then Outstanding Balance. Notwithstanding anything in this subsection to the contrary, if the Holder makes a Section 8 Election, then the Installment Amount will thereafter be determined by the Holder as described in Section 8.5.

A28.         “Installment Certificated Shares” means the shares of Common Stock to be delivered by certificated shares pursuant to Section 8.3(g). The number of Installment Certificated Shares to be delivered to the Holder pursuant to Section 8.3(g) is equal to two (2) times the number of Installment Conversion Shares that would otherwise be required to be delivered to the Holder via the DWAC system in connection with the applicable Installment Notice.

A29.         “Installment Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price for the applicable Installment Notice Due Date. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

A30.         “Installment Conversion Shares” means the number of shares of Common Stock to be delivered pursuant to Section 8.3(a). The Installment Conversion Shares are equal to the quotient of (i) the Company Conversion Amount divided by (ii) the Installment Conversion Price as of the applicable Installment Notice Due Date.

A31.         “Installment Date” means the Initial Installment Date and the same day on each of the calendar months following the Initial Installment Date, regardless of the occurrence of any Event of Default (or the issuance of any Redemption Cancellation Notice), until the Outstanding Balance is reduced to zero. If the Outstanding Balance is not paid or converted in full on the Maturity Date, then in addition to any remedies available under the Transaction Documents, the Installment Dates will continue on the same day of each calendar month until the Outstanding Balance is paid or converted in full (thus requiring the Company to continue to provide Installment Notices to the Holder pursuant to Section 8 hereof). If the Initial Installment Date is on the 29th, 30th, or 31st of a calendar month, then Installment Dates for shorter subsequent calendar months shall be deemed to be on the last day of such applicable calendar month. Notwithstanding anything in this subsection to the contrary, if the Holder makes a Section 8 Election, then subsequent Installment Dates will be determined by the Holder as described in Section 8.5.

Page 4 | Attachment 1 to Convertible Promissory Note (Definitions)

A32.         “Market Price” means 75% of the arithmetic average of the three (3) lowest VWAPs of the shares of Common Stock during the Measuring Period; provided, however, that if the arithmetic average of the three (3) lowest VWAPs of the shares of Common Stock during any twenty (20) consecutive Trading Day Period is less than $0.05, then “75%” above shall thereafter be permanently replaced with “65%” in this definition of Market Price. All such determinations are to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during such Measuring Period.

A33.         “Maturity Date” shall mean the date that is ten (10) months after the Issuance Date.

A34.         “Measuring Period” shall mean, unless otherwise stated herein, the twenty (20) consecutive Trading Day period immediately preceding the date of determination.

A35.         “Non-Waivable Equity Conditions” means (i) the Equity Condition set forth in Section A20(iv) (indicating that Holder may not own more than the Maximum Percentage set forth in Section 3.4 of this Note), and (ii) the Equity Condition set forth in Section A20(v) (Common Stock may be issued without violating the rules of the Eligible Market).

A36.         “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

A37.         “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

A38.         “Payment Default” means any Event of Default arising under Section 4.1(a) (failure to pay) or Section 4.1(b) (failure to deliver shares) hereof.

A39.         “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

A40.         “Principal Market” means the OTCQB.

A41.         “Redemption Notices” means, collectively, Event of Default Redemption Notices and Fundamental Transaction Redemption Notices, and each of the foregoing, individually, a “Redemption Notice.”

A42.         “Redemption Price” means either the Event of Default Redemption Price or the Fundamental Transaction Redemption Price, as the context requires or permits.

A43.         “SEC” means the United States Securities and Exchange Commission or the successor thereto.

A44.         “Significant Subsidiaries” means, as of any date of determination, collectively, all Subsidiaries that would constitute a “significant subsidiary” under Rule 1-02 of Regulation S-X promulgated by the SEC, and each of the foregoing, individually, a “Significant Subsidiary.”

A45.         “Subsidiaries” means, as of any date of determination, collectively, all Current Subsidiaries and all New Subsidiaries, and each of the foregoing, individually, a “Subsidiary.”

A46.         “Successor Entity” means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

A47.         “Trading Day” means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

Page 5 | Attachment 1 to Convertible Promissory Note (Definitions)

A48.         “True-Up Certificated Shares” means a number of shares of Common Stock equal to one (1) times the greater of (i) the True-Up Conversion Shares calculated using the applicable Installment Date, and (ii) the True-Up Conversion Shares calculated using the True-Up Date.

A49.         “True-Up Conversion Price” means, with respect to a particular date of determination, the lower of (i) the Conversion Price then in effect and (ii) the Market Price. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination or other similar transaction during any applicable Measuring Period.

A50.         “True-Up Conversion Shares” means that number of shares of Common Stock that would be required to be delivered pursuant to Section 8 on an applicable True-Up Date without taking into account the delivery of any Installment Conversion Shares. The True-Up Conversion Shares are equal to the quotient of (i) the Company Conversion Amount divided by (ii) the True-Up Conversion Price as of the applicable True-Up Date.

A51.         “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

A52.         “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in “OTC Pink” by Pink OTC Markets Inc. (formerly Pink Sheets LLC), and any successor thereto. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 20. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

Page 6 | Attachment 1 to Convertible Promissory Note (Definitions)

EXHIBIT A

St George Investments LLC

303 East Wacker Drive, Suite 1200

Chicago, Illinois 60601

Brazil Minerals, Inc.	Date:

Attn: _________________

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

CONVERSION NOTICE

The above-captioned Holder hereby gives notice to Brazil Minerals, Inc., a Nevada corporation (the “Company”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on February 21, 2014 (the “Note”), that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of conversion:

B.	Conversion #:

C.	Conversion Amount:

D.	Conversion Price:

E.	Section 3 Conversion Shares: (C divided by D)

F.	Remaining Outstanding Balance of Note: *

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Agreement).

$_________________ of the Conversion Amount converted hereunder shall be deducted from the Installment Amount(s) relating to the following Installment Date(s): __________________________________________.

Please transfer the Section 3 Conversion Shares electronically (via DWAC) to the following account:

Broker: ___________________	Address:
DTC#: ____________________
Account #: _________________
Account Name: _____________

To the extent the Section 3 Conversion Shares are not able to be delivered to the Holder electronically via the DWAC system, please add additional certificated Common Stock equal to five percent (5%) of the number of Section 3 Conversion Shares so converted (per Section 3.3(a) of the Note), and deliver all such certificated shares to the Holder via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) to:

Sincerely,

Holder: St George Investments LLC

By: Fife Trading, Inc., Manager

By:
John M. Fife, President

EXHIBIT B
ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs _______________ to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Instructions to Transfer Agent dated February 21, 2014 from the Company and acknowledged and agreed to by ___________________.

Brazil Minerals, Inc.

By:
Name:
Title:

EXHIBIT C-1

Brazil Minerals, Inc.

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

St George Investments LLC	Date: _____________
Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60657

INSTALLMENT NOTICE

The above-captioned Company hereby gives notice to St George Investments LLC, an Illinois limited liability company (the “Holder”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on February 21, 2014 (the “Note”), of certain Company elections and certifications related to payment of the Installment Amount of $_________________ due on ___________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Installment Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

INSTALLMENT ELECTIONS AND CERTIFICATIONS

AS OF THE INSTALLMENT NOTICE DUE DATE

A.           COMPANY ELECTIONS

The Company elects to pay the Installment Amount as follows (check one):

(i)	Redeeming the Installment Amount in cash in accordance with Section 8 of the Note (“Company Redemption”) (if selected, no other sections of this Notice need to be completed)

(ii)	Converting the Installment Amount in accordance with Section 8 of the Note (“Company Conversion”) (if selected, complete Section B(1) and Section (C) of this Notice)

(iii)	Combination of Company Redemption and Company Conversion (if selected, complete Section B(2) and Section (C) of this Notice)

B.           COMPANY CONVERSION (if applicable)

1.	Company Conversion:

A.	Installment Notice Due Date: ____________, 201_
B.	Company Conversion Amount: _____________
C.	Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Installment Notice Due Date)
D.	Installment Conversion Shares: _______________ (B divided by C)
E.	Excess shares to be applied from previous installment (if any): _____________
F.	Installment shares to be delivered: ________________ (D minus E)
G.	Remaining Outstanding Balance of Note: ____________ *

2.	Combination of Company Redemption and Company Conversion (if elected above):

A.	Installment Notice Due Date: ____________, 201_
B.	Installment Amount: ____________
C.	Company Redemption Amount: _____________
D.	Company Conversion Amount: _____________ (B minus C)
E.	Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Installment Notice Due Date)
F.	Installment Conversion Shares: _______________ (D divided by E)
G.	Excess shares to be applied from previous installment (if any): _____________
H.	Installment shares to be delivered: ________________ (F minus G)
I.	Remaining Outstanding Balance of Note: ____________ *

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Agreement).

C.           EQUITY CONDITIONS CERTIFICATION (if applicable)

1.	Market Capitalization of the Common Stock:________________

(Check One)

2.	_________The Company herby certifies that no Equity Conditions Failure exists as of the Installment Notice Due Date.

3.	_________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto. The Equity Conditions Failure is as follows:

Sincerely,

Company: Brazil Minerals, Inc.

By:

Name:

Title:

EXHIBIT C-2

Brazil Minerals, Inc.

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

St George Investments LLC	Date: _____________
Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60657

TRUE-UP NOTICE

The above-captioned Company hereby gives notice to St George Investments LLC, an Illinois limited liability company (the “Holder”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on February 21, 2014 (the “Note”), of True-Up Conversion Shares and Equity Conditions Certifications related to _____________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Date Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Installment Date Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

TRUE-UP CONVERSION SHARES AND CERTIFICATIONS

AS OF THE TRUE-UP DATE

1.	TRUE-UP CONVERSION SHARES

A.	Installment Notice Due Date: ____________, 201_

B.	Company Conversion Amount: _____________

C.	True-Up Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Installment Date)

D.	True-Up Conversion Shares: _______________ (B divided by C)

E.	Installment Conversion Shares delivered: ________________

F.	True-Up Conversion Shares to be delivered: ________________ (only applicable if D minus E is greater than zero)

G.	Installment Conversion Shares to be applied to next installment or returned:_________________ (only applicable if D minus E is less than zero and no Payment Default has occurred)

H.	Installment Conversion Shares to be retained by the Holder because of a Payment Default: _________________ (only applicable if D minus E is less than zero and a Payment Default has occurred)

2.	EQUITY CONDITIONS CERTIFICATION

A.	Market Capitalization of the Common Stock:________________

    (Check One)

B.	_________The Company herby certifies that no Equity Conditions Failure exists as of the applicable Installment Date.

C.	_________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto. The Equity Conditions Failure is as follows:

Sincerely,

Company: Brazil Minerals, Inc.

By:

Name:

Title:

ANNEX III

IRREVOCABLE LETTER OF INSTRUCTIONS TO TRANSFER AGENT

Date: February 21, 2014

To the transfer agent of Brazil Minerals, Inc.

Re: Instructions to Reserve and Transfer Shares

Ladies and Gentlemen:

Reference is made to that certain Convertible Promissory Note dated as of February 21, 2014 (as the same may be amended or exchanged from time to time, the “Note”), made by Brazil Minerals, Inc., a Nevada corporation (the “Company”), pursuant to which the Company agreed to pay to St George Investments LLC, an Illinois limited liability company, its successors and/or assigns (the “Holder”), the aggregate sum of $222,500.00, plus interest, fees, and collection costs. The Note was issued pursuant to that certain Securities Purchase Agreement dated February 21, 2014, by and between the Company and the Holder (the “Agreement” and together with the Note and all other documents entered into in conjunction therewith, including any amendments hereto, the “Loan Documents”). Pursuant to the terms of the Note, the Note may be converted into shares of the common stock, par value $0.001 per share, of the Company (the “Common Stock”) (the shares of Common Stock issuable upon any conversion or otherwise under the Note, the “Shares”).

Pursuant to the terms of the Agreement, until all of the Company’s obligations under the Agreement and the Note are paid and performed in full, the Company has agreed to at all times establish a reserve of shares of authorized but unissued Common Stock equal to the amount calculated as follows (such calculated amount is referred to herein as the “Share Reserve”): 250% the higher of (1) the Outstanding Balance (as defined in and determined pursuant to the Note) divided by the Conversion Price (as defined in and determined pursuant to the Note), and (2) the Outstanding Balance divided by the Market Price (as defined in and determined pursuant to the Note). For the avoidance of doubt, the Share Reserve shall be calculated by either the Holder or the Company pursuant to the terms of the Loan Documents. The Company’s transfer agent shall have no obligation to calculate the Share Reserve.

This irrevocable letter of instructions (this “Letter”) shall serve as the authorization and direction of the Company to VStock Transfer, LLC, or its successors, as the Company’s transfer agent (hereinafter, “you” or “your”), to reserve shares of Common Stock and to issue (or where relevant, to reissue in the name of Holder) shares of Common Stock to the Holder or its broker, upon conversion of the Note, as follows:

1. From and after the date hereof and until all of the Company’s obligations under the Agreement and the Note are paid and performed in full, (a) you shall establish a reserve of shares of authorized but unissued Common Stock in an amount not less than 6,500,000 shares (the “Transfer Agent Reserve”), (b) you shall maintain and hold the Transfer Agent Reserve for the exclusive benefit of the Holder, (c) you shall issue the shares of Common Stock held in the Transfer Agent Reserve to the Holder or its broker only (subject to the immediately following clause (d)), (d) when you issue shares of Common Stock to the Holder or its broker under the Note pursuant to the other instructions in this Letter, you shall not issue any such shares from the Transfer Agent Reserve, unless the Holder delivers to you written pre-approval of such issuance, (e) you shall not reduce the Transfer Agent Reserve under any circumstances, unless the Holder delivers to you written pre-approval of such reduction, and (f) you shall immediately add shares of Common Stock to the Transfer Agent Reserve in increments of 100,000 shares as and when requested by the Company or the Holder in writing from time to time, provided that such incremental increases do not cause the Transfer Agent Reserve to exceed the Share Reserve.

2.          You shall issue the Shares to the Holder or its broker in accordance with Paragraph 3 upon a conversion of all or any portion of the Note, upon delivery to you of (a) a duly executed Notice of Conversion substantially in the form attached hereto as Exhibit A (the “Conversion Notice”), and (b) a legal opinion from either the Holder’s or the Company’s counsel that (i) the Shares are registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) the issuance of the Shares to the Holder is exempt from registration under the 1933 Act or otherwise as to the free transferability of the Shares, dated within ninety (90) days from the date of conversion; provided, however, that (assuming the Conversion Shares are not registered for resale under the 1933 Act) unless such opinion of counsel indicates that, pursuant to Rule 144 promulgated under the 1933 Act (“Rule 144”) or any other available exemption under the 1933 Act, certificates may be issued or delivered without restrictive legend in accordance with the applicable securities laws of the United States, then any certificates for such Conversion Shares shall bear the following restrictive legend:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES OR AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

Please note that a share issuance resolution is not required for each conversion since this Letter and the Loan Documents have been approved by resolution of the Company’s board of directors (the “Board Resolution”). Pursuant to the Board Resolution, all of the Shares are authorized to be issued to the Holder. For the avoidance of doubt, this Letter is your authorization and instruction by the Company to issue the Shares pursuant to this Letter without any further authorization or direction from the Company. You shall rely exclusively on the instructions in this Letter and shall have no liability for relying on any Conversion Notice provided by the Holder. Any Conversion Notice delivered hereunder shall constitute an irrevocable instruction to you to process such notice or notices in accordance with the terms thereof, without any further direction or inquiry. Such notice or notices may be transmitted to you by fax, email, or any commercially reasonable method.

3.          Upon your receipt of a Conversion Notice pursuant to Paragraph 2 above, you shall, within three (3) Trading Days (as defined below) thereafter, (a) if you are eligible to participate in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, and the Common Stock is eligible to be transferred electronically with DTC through the Deposit Withdrawal at Custodian system (“DWAC Eligible”), credit such aggregate number of DWAC Eligible shares of the Common Stock to the Holder’s or its designee’s balance account with DTC, provided the Holder identifies its bank or broker (by providing its name and DTC participant number) and bank or brokerage account number and causes its bank or broker to initiate such DWAC Eligible transaction, or (b) if the Common Stock is not then DWAC Eligible, issue and deliver to the Holder or its broker (as specified in the applicable Conversion Notice), via reputable overnight courier, to the address specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, representing such aggregate number of shares of Common Stock as have been requested by the Holder to be transferred in the Conversion Notice. For purposes hereof, “Trading Day” shall mean any day on which the New York Stock Exchange is open for customary trading. Notwithstanding any other provision hereof, the Company and the Holder understand that you shall not be required to perform any issuance or transfer of Shares if (y) such an issuance or transfer of Shares is in violation of any state or federal securities laws or regulations, or (z) the issuance or transfer of Shares is prohibited or stopped as required or directed by a court order. Additionally, the Company and the Holder understand that you shall not be required to perform any issuance or transfer of Shares if the Company is in default of its payment obligations under its agreement with you; provided, however, that in such case the Holder shall have the right to pay the applicable issuance or transfer fee on behalf of the Company and upon payment of the issuance or transfer fee by the Holder, you shall be obligated to make the requested issuance or transfer.

4. To the extent the applicable Shares being issued or reissued will be certificated, the certificates representing the Shares to be issued or reissued pursuant to Paragraph 2 above shall (a) be in the name of the Holder, (b) not bear any legend restricting transfer, (c) not be subject to any stop-transfer restrictions, and (d) shall otherwise be freely transferable on the books and records of the Company, if:

4.1.          the Conversion Notice is accompanied by the opinion of counsel described in Paragraph 2 opining that, pursuant to Rule 144 or any other available exemption under the 1933 Act, the certificates may be issued or delivered without restrictive legend in accordance with the applicable securities laws of the United States;

4.2.          the Conversion Notice is accompanied by a shareholder representation letter providing that (a) the date on which the Conversion Notice is submitted to you is (i) more than twelve (12) months following the date the Note was issued or (ii) more than six (6) months (but not more than twelve (12) months) following the date the Note was issued, and (b) the holder is not an “affiliate”, as defined in Rule 144 (a)(i) under the 1933 Act, of the Company;

4.3.          only to the extent Paragraph 4.2(a)(ii) immediately above is applicable, the Company is subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended, and is current in its reporting obligations thereunder; and

4.4.          the Conversion Notice is submitted more than twelve (12) months following the date the Company filed its Form 10 information with the Securities and Exchange Commission.

5.            You are hereby authorized and directed to promptly disclose to the Holder, after Holder’s request from time to time, the total number of shares of Common Stock issued and outstanding and the total number of shares that are authorized but unissued and unreserved.

6.            The Company hereby confirms to you and to the Holder that no instruction other than as contemplated herein (including instructions to increase the Transfer Agent Reserve as necessary pursuant to Paragraph 1(f) above) will be given to you by the Company with respect to the matters referenced herein. The Company hereby authorizes you, and you shall be obligated, to disregard any contrary instruction received by or on behalf of the Company or any other person purporting to represent the Company.

7.            The Company hereby agrees not to change its transfer agent (including without limitation VStock Transfer, LLC) without first (i) providing the Holder with at least 30-days’ written notice of such proposed change, and (ii) obtaining the Holder’s written consent to such proposed change. Any such consent is conditioned upon the new transfer agent executing an irrevocable letter of instructions substantially similar to this Letter so that such transfer agent is bound by the same terms set forth herein. Upon termination as the Company’s transfer agent, you shall have no further obligations under this Letter.

8.            The Company acknowledges that the Holder is relying on the representations and covenants made by the Company in this Letter and that the representations and covenants contained in this Letter constitute a material inducement to the Holder to make the loan evidenced by the Note. The Company further acknowledges that without such representations and covenants of the Company, the Holder would not have made the loan to the Company evidenced by the Note.

9.            The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in bad faith.

10.            The Holder is an intended third-party beneficiary of this Letter. The parties hereto specifically acknowledge and agree that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Holder will be irreparably damaged, and that damages at law would be an inadequate remedy if this Letter were not specifically enforced. Therefore, in the event of a breach or threatened breach of this Letter, the Holder shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for a specific performance of the provisions of this Letter.

11.            This Letter shall be fully binding and enforceable against the Company even if it is not signed by the Company’s transfer agent. If the Company takes (or fails to take) any action contrary to this Letter, then such action or inaction will constitute a default under the Loan Documents. Although no additional direction is required by the Company, any refusal by the Company to immediately confirm this Letter and the instructions contemplated herein to the Company’s transfer agent will constitute a default under the Loan Documents.

12.            Whenever possible, each provision of this Letter shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Letter shall be invalid or unenforceable in any jurisdiction, such provision shall be modified to achieve the objective of the parties to the fullest extent permitted and such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Letter or the validity or enforceability of this Letter in any other jurisdiction.

13.            By signing below, each individual executing this Letter on behalf of an entity represents and warrants that he or she has authority to so execute this Letter on behalf of such entity and thereby bind such entity to the terms and conditions hereof.

14.            This Letter is governed by Illinois law. By signing below, each party to this Letter represents and warrants that such party has received good and valuable consideration in exchange for executing this Letter.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

BRAZIL MINERALS, INC.

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

HOLDER:

ST GEORGE INVESTMENTS LLC

By: Fife Trading, Inc., its Manager

By: John M. Fife, President

TRANSFER AGENT:

VSTOCK TRANSFER, LLC

By:

Name:

Title:

Attachments:

Exhibit A – Form of Conversion Notice

EXHIBIT A

FORM OF CONVERSION NOTICE

CONVERSION NOTICE

The above-captioned Holder hereby gives notice to Brazil Minerals, Inc., a Nevada corporation (the “Company”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on February 21, 2014 (the “Note”), that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of conversion: ____________
B.	Conversion #: ____________
C.	Conversion Amount: ____________
D.	Conversion Price: _______________
E.	Section 3 Conversion Shares: _______________ (C divided by D)
F.	Remaining Outstanding Balance of Note: ____________*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Agreement).

$_________________ of the Conversion Amount converted hereunder shall be deducted from the Installment Amount(s) relating to the following Installment Date(s): __________________________________________.

Please transfer the Section 3 Conversion Shares electronically (via DWAC) to the following account:

Broker:	Address:
DTC#:
Account #:
Account Name:

To the extent the Section 3 Conversion Shares are not able to be delivered to the Holder electronically via the DWAC system, please add additional certificated Common Stock equal to five percent (5%) of the number of Section 3 Conversion Shares so converted (per Section 3.3(a) of the Note), and deliver all such certificated shares to the Holder via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) to:

Sincerely,

Holder:  St George Investments LLC

By: Fife Trading, Inc., Manager

By:
John M. Fife, President

ANNEX IV

BRAZIL MINERALS, INC.

SECRETARY’S CERTIFICATE

I, Marc Fogassa, hereby certify that I am the duly elected, qualified and acting Secretary of Brazil Minerals, Inc., a Nevada corporation (the “Company”), and am authorized to execute this Secretary’s Certificate (this “Certificate”) on behalf of the Company. This Certificate is delivered in connection with that certain Securities Purchase Agreement dated February 21, 2014 (the “Purchase Agreement”), by and between the Company and St George Investments LLC, an Illinois limited liability company.

Solely in my capacity as Secretary, I certify that Schedule 1 attached hereto is a true, accurate and complete copy of all of the resolutions adopted by the Board of Directors of the Company (the “Resolutions”) approving and authorizing the execution, delivery and performance of the Purchase Agreement and related documents to which the Company is a party on the date hereof, and the transactions contemplated thereby. Such Resolutions have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof.

IN WITNESS WHEREOF, I have made this Secretary’s Certificate effective as of February 21, 2014.

Brazil Minerals, Inc.

/s/ Marc Fogassa
Printed Name: Marc Fogassa
Title: Secretary

Schedule 1

BOARD RESOLUTIONS

BRAZIL MINERALS, INC.

RESOLUTIONS ADOPTED BY THE BOARD OF DIRECTORS

________________________

Effective February 21, 2014

________________________

APPROVAL OF FINANCING

WHEREAS, the Board of Directors (the “Board”) of Brazil Minerals, Inc., a Nevada corporation (the “Company”), has determined that it is in the best interests of the Company to seek financing in the amount of $200,000.00 through the issuance and sale to St George Investments LLC, an Illinois limited liability company (the “Investor”), of a convertible promissory note (the “Financing”);

WHEREAS, the terms of the Financing are reflected in a Securities Purchase Agreement substantially in the form attached hereto as Exhibit A (the “Purchase Agreement”), a Convertible Promissory Note issued by the Company in the original principal amount of $222,500.00 substantially in the form attached hereto as Exhibit B (the “Company Note”), an irrevocable letter of instructions to transfer agent substantially in the form attached hereto as Exhibit C, a share issuance resolution substantially in the form attached hereto as Exhibit D (“Share Issuance Resolution”), and all other agreements, certificates, instruments and documents being or to be executed and delivered under or in connection with the Financing (collectively, the “Financing Documents”); and

WHEREAS, the Board, having received and reviewed the Financing Documents, believes that it is in the best interests of the Company and the stockholders to approve the Financing and the Financing Documents and authorize the officers of the Company to execute such documents.

NOW THEREFORE BE IT:

RESOLVED: that the Financing is hereby approved and determined to be in the best interests of the Company and its stockholders;

RESOLVED FURTHER: that the form, terms and provisions of the Financing Documents (including all exhibits, schedules and other attachments thereto) are hereby ratified, confirmed and approved;

RESOLVED FURTHER: that upon the issuance and delivery thereof in accordance with the Purchase Agreement, the Company Note shall be duly and validly issued;

RESOLVED FURTHER: that the Company shall take all action reasonably necessary to at all times have authorized, and reserved for the purpose of issuance under the Company Note such number of shares of the Company’s common stock required under the Purchase Agreement (the “Share Reserve”);

RESOLVED FURTHER: that the fixed number of shares of Common Stock set forth in the Share Issuance Resolution to be reserved by the transfer agent (the “Transfer Agent Reserve”) is not meant to limit or restrict in any way the resolutions contained herein, including ,without limitation, the calculation of the Share Reserve under the Purchase Agreement, as required from time to time.

RESOLVED FURTHER: that each of the officers of the Company be, and each of them hereby is, authorized to instruct the transfer agent to increase the Transfer Agent Reserve in increments of 100,000 shares, from time to time, to correspond to the Share Reserve; provided, however, that any decrease in the Transfer Agent Reserve will require the prior written consent of the Investor.

RESOLVED FURTHER: that in the event of any conflict between these resolutions and the Share Issuance Resolution, these resolutions shall control.

RESOLVED FURTHER: that upon the issuance and delivery thereof in accordance with the Purchase Agreement and the Company Note, the Conversion Shares (as defined in the Company Note) shall be duly and validly issued;

RESOLVED FURTHER: that each of the officers of the Company be, and each of them hereby is, authorized to execute and deliver in the name of and on behalf of the Company, each of the Financing Documents and any other related agreements (with such additions to, modifications to, or deletions from such documents as the officer approves, such approval to be conclusively evidenced by such execution and delivery), to conform the Company’s minute books and other records to the matters set forth in these resolutions, and to take all other actions on behalf of the Company as any of them deem necessary, required, or advisable with respect to the matters set forth in these resolutions;

RESOLVED FURTHER: that the Board hereby determines that all acts and deeds previously performed by the Board and other officers of the Company relating to the foregoing matters prior to the date of these resolutions are ratified, confirmed and approved in all respects as the authorized acts and deeds of the Company; and

RESOLVED FURTHER: that all prior actions or resolutions of the Company’s directors that are inconsistent with the foregoing are hereby amended, corrected and restated to the extent required to be consistent herewith.

******************

EXHIBITS ATTACHED TO BOARD RESOLUTIONS:

Exhibit A	PURCHASE AGREEMENT
Exhibit B	COMPANY NOTE
Exhibit C	TRANSFER AGENT LETTER
Exhibit D	SHARE ISSUANCE RESOLUTION

[Remainder of page intentionally left blank]

ANNEX V

Share Issuance Resolution

Authorizing The Issuance Of New Shares Of Common Stock In

Brazil Minerals, Inc.

___________________________

Effective February 21, 2014

___________________________

The undersigned, as a qualified officer of Brazil Minerals, Inc., a Nevada corporation (the “Company”), hereby certifies that this Share Issuance Resolution is authorized by and consistent with the resolution of the Company’s board of directors (“Board Resolution”) regarding that certain Convertible Promissory Note in the face amount of $222,500.00 with an original issuance date of February 21, 2014 (the “Note”), made by the Company in favor of St. George Investments LLC, an Illinois limited liability company, its successor and/or assigns (“St George”), pursuant to that certain Securities Purchase Agreement dated February 21, 2014, by and between the Company and St George (the “Agreement”).

RESOLVED, that VStock Transfer, LLC, as transfer agent (including any successor transfer agent, the “Transfer Agent”) of shares of the Company’s common stock, $0.001 par value per share (“Common Stock”), is authorized to rely upon:

(i)	a Conversion Notice substantially in the form of Exhibit A attached hereto, whether an original or a copy (the “Conversion Notice”),

(ii)	an Installment Notice substantially in the form of Exhibit B attached hereto, whether an original or a copy (the “Installment Notice”), and

(iii)	a True-Up Notice substantially in the form of Exhibit C attached hereto, whether an original or a copy (the “True-Up Notice”),

in each case without any further inquiry, to be delivered to the Transfer Agent from time to time either by the Company or St George.

RESOLVED FURTHER, that the Transfer Agent is authorized to issue the number of:

(i)	“Section 3 Conversion Shares” (representing shares of Common Stock) set forth in each Conversion Notice delivered to the Transfer Agent,

(ii)	“Installment Conversion Shares” (representing shares of Common Stock) set forth in each Installment Notice delivered to the Transfer Agent,

(iii)	“True-Up Conversion Shares” (representing shares of Common Stock) set forth in each True-Up Notice delivered to the Transfer Agent, and

(iv)	all additional shares of Common Stock the Company may subsequently instruct the Transfer Agent to issue in connection with any of the foregoing or otherwise under the Note,

with such shares to be issued in the name of St George, or its successors, transferees, or designees, free of any restricted security legend, as permitted by the Note.

RESOLVED FURTHER, that consistent with the terms of the Agreement, the Transfer Agent is authorized and directed to immediately create a transfer agent share reserve equal to 6,500,000 shares of the Company’s common stock for the benefit of St George (the “Transfer Agent Reserve”); provided that the Transfer Agent Reserve may increase in increments of 100,000 shares from time to time by written instructions provided to the Transfer Agent by the Company or St George as required by the Agreement and as contemplated by the Board Resolution.

RESOLVED FURTHER, that St George and the Transfer Agent may rely upon the more general approvals and authorizations set forth in the Board Resolution, and the Transfer Agent is hereby authorized and directed to take those further actions approved under the Board Resolution.

RESOLVED FURTHER, that St George must consent in writing to any reduction of the Transfer Agent Reserve; provided, however, that upon full conversion and/or full repayment of the Note, the Transfer Agent Reserve will terminate thirty (30) days thereafter.

RESOLVED FURTHER, that the Company shall indemnify the Transfer Agent and its employees against any and all loss, liability, damage, claim or expenses incurred by or asserted against the Transfer Agent arising from any action taken by the Transfer Agent in reliance upon this Share Issuance Resolution.

Nothing in this Share Issuance Resolution shall limit or restrict those resolutions and authorizations set forth in the Board Resolution, including without limitation, the calculation from time to time of the Share Reserve (as defined in the Agreement).

The undersigned officer of the Company hereby certifies that this is a true copy of the Company’s Share Issuance Resolution, effective as of the date set forth below, and that said resolution has not been in any way rescinded, annulled, or revoked, but the same is still in full force and effect.

Officer’s Signature	Date

Printed Name and Title

EXHIBIT A

St George Investments LLC

303 East Wacker Drive, Suite 1200

Chicago, Illinois 60601

Brazil Minerals, Inc.	Date: __________________

Attn: _________________

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

CONVERSION NOTICE

The above-captioned Holder hereby gives notice to Brazil Minerals, Inc., a Nevada corporation (the “Company”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on February 21, 2014 (the “Note”), that the Holder elects to convert the portion of the Note balance set forth below into fully paid and non-assessable shares of Common Stock of the Company as of the date of conversion specified below. Said conversion shall be based on the Conversion Price set forth below. In the event of a conflict between this Conversion Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Conversion Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

A.	Date of conversion: ____________

B. Conversion #:         ____________

C.	Conversion Amount: ____________
D.	Conversion Price: _______________
E.	Section 3 Conversion Shares: _______________ (C divided by D)
F.	Remaining Outstanding Balance of Note: ____________*

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Agreement).

$_________________ of the Conversion Amount converted hereunder shall be deducted from the Installment Amount(s) relating to the following Installment Date(s): __________________________________________.

Please transfer the Section 3 Conversion Shares electronically (via DWAC) to the following account:

Broker:	Address:
DTC#:
Account #:
Account Name:

To the extent the Section 3 Conversion Shares are not able to be delivered to the Holder electronically via the DWAC system, please add additional certificated Common Stock equal to five percent (5%) of the number of Section 3 Conversion Shares so converted (per Section 3.3(a) of the Note), and deliver all such certificated shares to the Holder via reputable overnight courier after receipt of this Conversion Notice (by facsimile transmission or otherwise) to:

Sincerely,

Holder:  St George Investments LLC

By:  Fife Trading, Inc., Manager

By:
John M. Fife, President

EXHIBIT B

INSTALLMENT NOTICE

Brazil Minerals, Inc.

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

St George Investments LLC	Date: _____________
Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60657

INSTALLMENT NOTICE

The above-captioned Company hereby gives notice to St George Investments LLC, an Illinois limited liability company (the “Holder”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on February 21, 2014 (the “Note”), of certain Company elections and certifications related to payment of the Installment Amount of $_________________ due on ___________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Installment Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

INSTALLMENT ELECTIONS AND CERTIFICATIONS

AS OF THE INSTALLMENT NOTICE DUE DATE

A.           COMPANY ELECTIONS

The Company elects to pay the Installment Amount as follows (check one):

______(i)	Redeeming the Installment Amount in cash in accordance with Section 8 of the Note (“Company Redemption”) (if selected, no other sections of this Notice need to be completed)

______(ii)	Converting the Installment Amount in accordance with Section 8 of the Note (“Company Conversion”) (if selected, complete Section B(1) and Section (C) of this Notice)

______(iii)	Combination of Company Redemption and Company Conversion (if selected, complete Section B(2) and Section (C) of this Notice)

B.           COMPANY CONVERSION (if applicable)

1.	Company Conversion:

A.	Installment Notice Due Date: ____________, 201_
B.	Company Conversion Amount: _____________
C.	Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Installment Notice Due Date)
D.	Installment Conversion Shares: _______________ (B divided by C)
E.	Excess shares to be applied from previous installment (if any): _____________
F.	Installment shares to be delivered: ________________ (D minus E)
G.	Remaining Outstanding Balance of Note: ____________ *

2. Combination of Company Redemption and Company Conversion (if elected above):

A.	Installment Notice Due Date: ____________, 201_
B.	Installment Amount: ____________
C.	Company Redemption Amount: _____________
D.	Company Conversion Amount: _____________ (B minus C)
E.	Installment Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Installment Notice Due Date)
F.	Installment Conversion Shares: _______________ (D divided by E)
G.	Excess shares to be applied from previous installment (if any): _____________
H.	Installment shares to be delivered: ________________ (F minus G)
I.	Remaining Outstanding Balance of Note: ____________ *

* Subject to adjustments for corrections, defaults, interest and other adjustments permitted by the Transaction Documents (as defined in the Agreement).

C.           EQUITY CONDITIONS CERTIFICATION (if applicable)

1.	Market Capitalization of the Common Stock:________________

(Check One)

2.	_________The Company herby certifies that no Equity Conditions Failure exists as of the Installment Notice Due Date.

3.	_________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto. The Equity Conditions Failure is as follows:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Sincerely,

Company: Brazil Minerals, Inc.

By:

Name:

Title:

EXHIBIT C

TRUE-UP NOTICE

Brazil Minerals, Inc.

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

St George Investments LLC	Date: _____________
Attn: John Fife
303 E. Wacker Dr., Suite 1200
Chicago, IL 60657

TRUE-UP NOTICE

The above-captioned Company hereby gives notice to St George Investments LLC, an Illinois limited liability company (the “Holder”), pursuant to that certain Convertible Promissory Note made by the Company in favor of the Holder on February 21, 2014 (the “Note”), of True-Up Conversion Shares and Equity Conditions Certifications related to _____________, 201_ (the “Installment Date”). In the event of a conflict between this Installment Date Notice and the Note, the Note shall govern, or, in the alternative, at the election of the Holder in its sole discretion, the Holder may provide a new form of Installment Date Notice to conform to the Note. Capitalized terms used in this notice without definition shall have the meanings given to them in the Note.

TRUE-UP CONVERSION SHARES AND CERTIFICATIONS

AS OF THE TRUE-UP DATE

1.	TRUE-UP CONVERSION SHARES

A.	Installment Notice Due Date: ____________, 201_

B.	Company Conversion Amount: _____________

C.	True-Up Conversion Price: _______________ (lower of (i) Conversion Price in effect and (ii) Market Price as of Installment Date)

D.	True-Up Conversion Shares: _______________ (B divided by C)

E.	Installment Conversion Shares delivered: ________________

F.	True-Up Conversion Shares to be delivered: ________________ (only applicable if D minus E is greater than zero)

G.	Installment Conversion Shares to be applied to next installment or returned:_________________ (only applicable if D minus E is less than zero and no Payment Default has occurred)

H.	Installment Conversion Shares to be retained by the Holder because of a Payment Default: _________________ (only applicable if D minus E is less than zero and a Payment Default has occurred)

2.	EQUITY CONDITIONS CERTIFICATION

A.	Market Capitalization of the Common Stock:________________

(Check One)

B.	_________The Company herby certifies that no Equity Conditions Failure exists as of the applicable Installment Date.

C.	_________The Company hereby gives notice that an Equity Conditions Failure has occurred and requests a waiver from the Holder with respect thereto. The Equity Conditions Failure is as follows:

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

_____________________________________________________________________________________________

Sincerely,

Company: Brazil Minerals, Inc.

By:

Name:

Title:

ANNEX VI

BRAZIL MINERALS, INC.

324 South Beverly Drive, Suite 118

Beverly Hills, CA 90212

ANTI-DILUTION CERTIFICATE

Date:

St George Investments LLC	VIA FAX: ________________

303 East Wacker Drive, Suite 1200

Chicago, Illinois 60601

Reference is hereby made to that certain Securities Purchase Agreement (the “Purchase Agreement”) dated February 21, 2014 between Brazil Minerals, Inc., a Nevada corporation (the “Company”), and St George Investments LLC, an Illinois limited liability company (“Buyer”). Pursuant to Section 5.2(d) of the Purchase Agreement, the Company hereby certifies to Buyer as follows:

______	No Anti-Dilution Event (as defined in the Purchase Agreement) has occurred since the Closing Date (as defined in the Purchase Agreement) that has not been disclosed to Buyer on a previous Anti-Dilution Certificate.

______	The following Anti-Dilution Event occurred after the Closing Date that has not been disclosed to Buyer on a previous Anti-Dilution Certificate:

A.	Date of Anti-Dilution Event:

B.	Purchaser(s):

C.	Anti-Dilution Event Price:

D.	Description of Anti-Dilution Event:

ACKNOWLEDGED AND CERTIFIED:

BRAZIL MINERALS, INC.

By:
Name:
Title: